EXECUTION VERSION [[6654911]] US$4,500,000,000 FIVE-YEAR REVOLVING CREDIT AGREEMENT dated as of February 19, 2025, among MONDELĒZ INTERNATIONAL, INC., the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC., CITIBANK, N.A., HSBC SECURITIES (USA) INC., BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, BARCLAYS BANK PLC, BNP PARIBAS SECURITIES CORP., DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, MIZUHO BANK, LTD., MORGAN STANLEY SENIOR FUNDING, INC., SG AMERICAS SECURITIES, LLC, SUMITOMO MITSUI BANKING CORPORATION, TD SECURITIES (USA) LLC and WELLS FARGO SECURITIES, LLC, as Joint Lead Arrangers and Joint Bookrunners BANK OF AMERICA, N.A., CITIBANK, N.A. and HSBC BANK USA, NATIONAL ASSOCIATION, as Co-Syndication Agents BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, BARCLAYS BANK PLC, BNP PARIBAS, DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, MIZUHO BANK, LTD., MORGAN STANLEY SENIOR FUNDING, INC., SOCIÉTÉ GÉNÉRALE, SUMITOMO MITSUI BANKING CORPORATION, THE TORONTO-DOMINION BANK, NEW YORK BRANCH and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents

-ii- [[6654911]] TABLE OF CONTENTS Page ARTICLE I Definitions and Accounting Terms SECTION 1.01 Certain Defined Terms ................................................................................................. 1 SECTION 1.02 Computation of Time Periods; Terms Generally ....................................................... 18 SECTION 1.03 Accounting Terms ...................................................................................................... 18 SECTION 1.04 Interest Rates; Benchmark Notification ..................................................................... 19 SECTION 1.05 Divisions ..................................................................................................................... 19 ARTICLE II Amounts and Terms of the Advances SECTION 2.01 Advances .................................................................................................................... 20 SECTION 2.02 Making the Advances ................................................................................................. 20 SECTION 2.03 Repayment of Advances ............................................................................................. 22 SECTION 2.04 Interest on Advances .................................................................................................. 22 SECTION 2.05 [Reserved.] ................................................................................................................. 22 SECTION 2.06 Conversion and Continuation of Advances ................................................................ 22 SECTION 2.07 [Reserved.] ................................................................................................................. 23 SECTION 2.08 Alternate Rate of Interest ........................................................................................... 23 SECTION 2.09 Fees............................................................................................................................. 25 SECTION 2.10 Termination or Reduction of Commitments and Extension of Termination Date ........................................................................................................................ 26 SECTION 2.11 Optional Prepayments of Advances ........................................................................... 28 SECTION 2.12 Increased Costs ........................................................................................................... 28 SECTION 2.13 Illegality ..................................................................................................................... 29 SECTION 2.14 Payments and Computations ...................................................................................... 29 SECTION 2.15 Taxes .......................................................................................................................... 30 SECTION 2.16 Sharing of Payments, Etc ........................................................................................... 33 SECTION 2.17 Evidence of Debt ........................................................................................................ 34 SECTION 2.18 Commitment Increases ............................................................................................... 34 SECTION 2.19 Use of Proceeds .......................................................................................................... 35 SECTION 2.20 Defaulting Lenders ..................................................................................................... 36 ARTICLE III Conditions to Effectiveness and Lending SECTION 3.01 Conditions Precedent to Effectiveness ....................................................................... 36 SECTION 3.02 Initial Advance to Each Designated Subsidiary ......................................................... 37 SECTION 3.03 Conditions Precedent to Each Borrowing .................................................................. 38 ARTICLE IV Representations and Warranties SECTION 4.01 Representations and Warranties of Mondelēz International....................................... 39

ARTICLE V

Covenants of Mondelēz International

SECTION 5.01	Affirmative Covenants	40
SECTION 5.02	Negative Covenants	42

ARTICLE VI

Events of Default

SECTION 6.01	Events of Default	43
SECTION 6.02	Lenders' Rights upon Event of Default	44

ARTICLE VII

The Administrative Agent

SECTION 7.01	Authorization and Action	45
SECTION 7.02	Administrative Agent's Reliance, Etc	46
SECTION 7.03	The Administrative Agent and Affiliates	47
SECTION 7.04	Acknowledgment of Lenders	47
SECTION 7.05	Indemnification	49
SECTION 7.06	Successor Administrative Agent	49
SECTION 7.07	Joint Lead Arrangers, Co-Syndication Agents and Co-Documentation Agents	50
SECTION 7.08	Withholding Tax	50
SECTION 7.09	Sub-Agents	50
SECTION 7.10	Satisfaction Right	50
SECTION 7.11	Proofs of Claim	51
SECTION 7.12	Lender Representations with Respect to ERISA	51
SECTION 7.13	Posting of Communications; Approved Borrower Portal	52

ARTICLE VIII

Guaranty

SECTION 8.01	Guaranty	53
SECTION 8.02	Guaranty Absolute	54
SECTION 8.03	Waivers	54
SECTION 8.04	Continuing Guaranty	55

ARTICLE IX

Miscellaneous

SECTION 9.01	Amendments, Etc	55
SECTION 9.02	Notices, Etc	56
SECTION 9.03	No Waiver; Remedies	57
SECTION 9.04	Costs and Expenses; Breakage; Indemnification; Limitation of Liability	57
SECTION 9.05	Right of Set-Off	59
SECTION 9.06	Binding Effect; Survival	59
SECTION 9.07	Assignments and Participations	59
SECTION 9.08	Designated Subsidiaries	63
SECTION 9.09	Governing Law	63

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-iv- [[6654911]] SECTION 9.10 Execution in Counterparts; Electronic Execution ...................................................... 64 SECTION 9.11 Jurisdiction, Etc .......................................................................................................... 64 SECTION 9.12 Confidentiality ............................................................................................................ 66 SECTION 9.13 No Fiduciary Relationship.......................................................................................... 66 SECTION 9.14 Integration .................................................................................................................. 67 SECTION 9.15 Severability ................................................................................................................. 67 SECTION 9.16 Headings ..................................................................................................................... 67 SECTION 9.17 Certain Notices ........................................................................................................... 67 SECTION 9.18 Acknowledgment and Consent to Bail-In of Affected Financial Institutions ............ 67 SECTION 9.19 Non-Public Information ............................................................................................. 68 SECTION 9.20 Mondelēz International as Agent of Designated Subsidiaries .................................... 68 SCHEDULES Schedule I — Lenders and Commitments EXHIBITS Exhibit A — Form of Note Exhibit B — Form of Assignment and Assumption Exhibit C — Form of Designation Agreement Exhibit D — Form of Opinion of Counsel for Designated Subsidiary

[[6654911]] FIVE-YEAR REVOLVING CREDIT AGREEMENT dated as of February 19, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among MONDELĒZ INTERNATIONAL, INC., a Virginia corporation (“Mondelēz International”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent. The parties hereto agree as follows: ARTICLE I Definitions and Accounting Terms SECTION 1.01 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings: “Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR plus (b) 0.10%; provided that if the Adjusted Daily Simple SOFR shall be less than zero, such rate shall be deemed to be zero. “Adjusted Term SOFR” means, with respect to any Term SOFR Advance for any Interest Period, an interest rate per annum equal to (a) the Term SOFR for such Interest Period plus (b) 0.10%; provided that if the Adjusted Term SOFR shall be less than zero, such rate shall be deemed to be zero. “Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent hereunder, and its successors in such capacity as provided in Article VII. “Administrative Agent Account” means such account of the Administrative Agent as is designated in writing from time to time by the Administrative Agent to Mondelēz International and the Lenders. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Advance” means an advance by a Lender to any Borrower as part of a Borrowing and refers to a Base Rate Advance, a Term SOFR Advance or, if applicable pursuant to Section 2.08, a Daily Simple SOFR Advance. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. “Agents” means the Administrative Agent, each Co-Syndication Agent, each Co- Documentation Agent and each Joint Lead Arranger. “Agreement” has the meaning specified in the preamble. “Ancillary Document” has the meaning specified in Section 9.10(b).

-2- [[6654911]] “Anti-Corruption Laws” means all laws, rules, and regulations of the United States from time to time concerning or relating to bribery, money laundering or corruption, including the FCPA, and the U.K. Bribery Act 2010. “Applicable Facility Fee Rate” means, for any date, a percentage per annum equal to the percentage set forth below determined by reference to the higher of (a) the rating of Mondelēz International’s long-term senior unsecured, non-credit enhanced Debt from Standard & Poor’s (or, if there shall be no outstanding rated long-term senior unsecured, non-credit enhanced Debt of Mondelēz International, the long-term company, issuer or similar rating established by Standard & Poor’s for Mondelēz International) and (b) the rating of Mondelēz International’s long-term senior unsecured, non- credit enhanced Debt from Moody’s (or, if there shall be no outstanding rated long-term senior unsecured, non-credit enhanced Debt of Mondelēz International, the long-term company, issuer or similar rating established by Moody’s for Mondelēz International), in each case on such date: Rating Applicable Facility Fee Rate A or higher by Standard & Poor’s A2 or higher by Moody’s 0.060% A- by Standard & Poor’s A3 by Moody’s 0.060% BBB+ by Standard & Poor’s Baa1 by Moody’s 0.070% BBB by Standard & Poor’s Baa2 by Moody’s 0.100% Lower than BBB by Standard & Poor’s Lower than Baa2 by Moody’s 0.125% provided that, if on any date of determination, (i) a rating is available on such date from only one of Standard & Poor’s and Moody’s but not the other, the Applicable Facility Fee Rate shall be determined by reference to the then available rating, (ii) no rating is available from either of Standard & Poor’s or Moody’s, the Applicable Facility Fee Rate shall be determined by reference to the rating of any other nationally recognized statistical rating organization designated by Mondelēz International and approved in writing by the Required Lenders and (iii) no rating is available from any of Standard & Poor’s, Moody’s or any other nationally recognized statistical rating organization designated by Mondelēz International and approved in writing by the Required Lenders, the Applicable Facility Fee Rate shall be 0.125% per annum. If the rating from any rating agency shall change, such change shall be effective, for purposes of this definition, as of the third Business Day following the date on which it is first announced by the applicable rating agency. “Applicable Interest Rate Margin” means (a) as to any Base Rate Advance, the applicable rate per annum set forth below under the caption “Base Rate Spread” and (b) as to any Term SOFR Advance or Daily Simple SOFR Advance, the applicable rate per annum set forth below under the caption “Term SOFR/Daily Simple SOFR Spread”, determined by reference to the higher of (i) the rating of Mondelēz International’s long-term senior unsecured, non-credit enhanced Debt from Standard & Poor’s (or, if there shall be no outstanding rated long-term senior unsecured, non-credit enhanced Debt of Mondelēz International, the long-term company, issuer or similar rating established by Standard & Poor’s for Mondelēz International) and (ii) the rating of Mondelēz International’s long-term senior unsecured, non- credit enhanced Debt from Moody’s (or, if there shall be no outstanding rated long-term senior unsecured, non-credit enhanced Debt of Mondelēz International, the long-term company, issuer or similar rating established by Moody’s for Mondelēz International), in each case on such date:

Rating	Base Rate Spread	Term SOFR/Daily Simple SOFR Spread
A or higher by Standard & Poor's A2 or higher by Moody's	0.000%	0.815%
A- by Standard & Poor's A3 by Moody's	0.000%	0.940%
BBB+ by Standard & Poor's Baa1 by Moody's	0.055%	1.055%
BBB by Standard & Poor's Baa2 by Moody's	0.150%	1.150%
Lower than BBB by Standard & Poor's Lower than Baa2 by Moody's	0.250%	1.250%

provided that, if on any date of determination pursuant to clause (a) or (b) above, (x) a rating is available on such date from only one of Standard & Poor's and Moody's but not the other, the Applicable Interest Rate Margin shall be determined by reference to the then available rating, (y) no rating is available from either of Standard & Poor's or Moody's, the Applicable Interest Rate Margin shall be determined by reference to the rating of any other nationally recognized statistical rating organization designated by Mondelēz International and approved in writing by the Required Lenders and (z) no rating is available from any of Standard & Poor's, Moody's or any other nationally recognized statistical rating organization designated by Mondelēz International and approved in writing by the Required Lenders, the Applicable Interest Rate Margin shall be 0.250% per annum as to any Base Rate Advance and 1.250% per annum as to any Term SOFR Advance or Daily Simple SOFR Advance. If the rating from any rating agency shall change, such change shall be effective, for purposes of this definition, as of the third Business Day following the date on which it is first announced by the applicable rating agency.

"Applicable Lending Office" means, with respect to each Lender, the office of such Lender specified in its Administrative Questionnaire, or such other office of such Lender as such Lender may from time to time specify to Mondelēz International and the Administrative Agent.

"Approved Borrower Portal" means any electronic platform chosen by the Administrative Agent to be its electronic transmission system.

"Approved Electronic Platform" means IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system.

"Assignment and Assumption" means an assignment and assumption entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit B hereto.

"Augmenting Lender" has the meaning assigned to such term in Section 2.18(a).

"Available Tenor" means, as of any date of determination and with respect to the then-current Benchmark, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then removed from the definition of "Interest Period" pursuant to Section 2.08(b)(iv).

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-4- [[6654911]] “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of any Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Event” means, with respect to any Person, that such Person has become the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof; provided that (a) a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority, provided that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any agreements made by such Person and (b) a Bankruptcy Event shall not result solely by virtue of, in the case of a solvent Person, the precautionary appointment of an administrator, trustee, custodian or other similar official by a Governmental Authority under or based on the law of the country where such Person is subject to home jurisdiction supervision if applicable law requires that such appointment not be publicly disclosed. “Base Rate” means, for any day, a rate per annum equal to the highest of: (a) the Prime Rate in effect on such day; (b) 1/2 of 1% per annum above the NYFRB Rate in effect on such day; and (c) the Adjusted Term SOFR for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1% per annum. For purposes of clause (c) above, the Adjusted Term SOFR for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. (Chicago time) on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology); provided that if such rate shall be less than zero, such rate shall be deemed to be zero. Any change in the Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR, respectively. If the Base Rate is being used as an alternate rate of interest pursuant to Section 2.08(b) (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.08(b)), the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. Notwithstanding the foregoing, if the Base Rate as determined pursuant to the foregoing would be less than 1.00% per annum, such rate shall be deemed to be 1.00% per annum.

-5- [[6654911]] “Base Rate Advance” means an Advance that bears interest as provided in Section 2.04(a)(i). “Benchmark” means, initially, with respect to any Advance, the Relevant Rate for such Advance; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.08(b)(i). “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) the Adjusted Daily Simple SOFR; or (2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and Mondelēz International as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar- denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and Mondelēz International for the applicable Corresponding Tenor giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time in the United States. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term SOFR Advance, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Business Day”, the definition of “Interest Period”, the definition of “U.S. Government Securities Business Day”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of the applicable Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such

-6- [[6654911]] Benchmark exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement). “Benchmark Replacement Date” means, with respect to any Benchmark, the earlier to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event”, the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to

-7- [[6654911]] provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clause (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any other Loan Document in accordance with Section 2.08(b) and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any other Loan Document in accordance with Section 2.08(b). “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Borrower Agent” means agents of any Borrower acting in connection with, or benefitting from, this Agreement or the proceeds of any Advance. “Borrower Communications” means, collectively, any Notice of Borrowing, any notice of continuation or conversion of any Borrowing, any notice of prepayment, any notice of termination or reduction of Commitments or any other demand, communication, information, document or other material provided by or on behalf of Mondelēz International or any other Borrower pursuant to this Agreement or the transactions contemplated herein that is distributed by any Borrower to the Administrative Agent through an Approved Borrower Portal. “Borrowers” means, collectively, Mondelēz International and each Designated Subsidiary that shall become a party to this Agreement pursuant to Section 9.08. “Borrowing” means a borrowing consisting of simultaneous Advances of the same Type and, in the case of Term SOFR Advances, as to which a single Interest Period is in effect, made by each of the Lenders to the same Borrower pursuant to Section 2.01. “Business Day” means a day of the year on which banks are not required or authorized by law to remain closed in New York City; provided that (a) when used in relation to any Daily Simple SOFR Advances or any interest rate settings, fundings, disbursements, settlements or payments of any Daily

-8- [[6654911]] Simple SOFR Advances, or any other dealings of Daily Simple SOFR Advances, such day is also a U.S. Government Securities Business Day and (b) when used in relation to any Term SOFR Advances or any interest rate settings, fundings, disbursements, settlements or payments of any Term SOFR Advances, or any other dealings of Term SOFR Advances, such day is also a U.S. Government Securities Business Day. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Co-Documentation Agents” means Banco Bilbao Vizcaya Argentaria, S.A. New York Branch, Barclays Bank PLC, BNP Paribas, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Mizuho Bank, Ltd., Morgan Stanley Bank Senior Funding, Inc., Société Générale, Sumitomo Mitsui Banking Corporation, The Toronto-Dominion Bank, New York Branch and Wells Fargo Bank, National Association, each in its capacity as a co-documentation agent for the revolving credit facility provided for herein. “Commission” means the United States Securities and Exchange Commission. “Commitment” means, as to any Lender, (a) the Dollar amount set forth opposite such Lender’s name on Schedule I hereto, (b) if such Lender becomes a party hereto pursuant to an Assignment and Assumption, the Dollar amount set forth in such Assignment and Assumption or (c) if such Lender becomes a Lender pursuant to a Commitment Increase Amendment, the Dollar amount set forth for such Lender in such Commitment Increase Amendment, in each case, as such amount may be increased pursuant to Section 2.18 or reduced pursuant to Section 2.10(a) or increased or reduced from time to time pursuant to assignments by or to such Lender pursuant to Section 9.07. “Commitment Increase” has the meaning assigned to such term in Section 2.18(a). “Commitment Increase Amendment” has the meaning assigned to such term in Section 2.18(a). “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of Mondelēz International or any other Borrower pursuant to this Agreement or the transactions contemplated herein that is distributed by or to any Agent or any Lender by means of electronic communications pursuant to Section 9.02, including through an Approved Electronic Platform. “Consolidated Tangible Assets” means the total assets appearing on the most recent available consolidated balance sheet of Mondelēz International and its Subsidiaries, less goodwill and other intangible assets and the minority interests of other Persons in such Subsidiaries, all as determined in accordance with GAAP. “Continue”, “Continuation” and “Continued” each refers to a continuation of Term SOFR Advances constituting the same Borrowing as Advances of the same Type for a new Interest Period pursuant to the definition of the term Interest Period and Section 2.06(c). “Convert”, “Conversion” and “Converted” each refers to a conversion of Advances of one Type into Advances of another Type pursuant to Section 2.06, 2.08 or 2.13, except that no Conversion may be made into Daily Simple SOFR Advances except in accordance with Section 2.08.

-9- [[6654911]] “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Co-Syndication Agents” means Bank of America, N.A., Citibank, N.A. and HSBC Bank USA, National Association, each in its capacity as a co-syndication agent for the revolving credit facility provided for herein. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, a “SOFR Determination Date”) that is five U.S. Government Securities Business Day prior to (a) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (b) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator Website. If by 5:00 p.m. (New York City time) on the second U.S. Government Securities Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website. “Daily Simple SOFR Advance” means an Advance that bears interest as provided in Section 2.04(a)(iii). “Debt” means (a) indebtedness for borrowed money or for the deferred purchase price of property or services, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) obligations as lessee under leases that, in accordance with GAAP, are recorded as capital leases, and (c) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of any other Person of the kinds referred to in clause (a) or (b) above. “Default” means any event specified in Section 6.01 that would constitute an Event of Default but for the requirement that notice be given or time elapse or both. “Defaulting Lender” means any Lender that has (a) failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Advances or (ii) pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent and Mondelēz International in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to the funding (specifically identified in such writing, including by reference to a particular Default, if any) has not been satisfied, (b) notified Mondelēz International or the Administrative Agent in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified in such writing, including by reference to a particular Default, if any) to funding an Advance cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) failed, within three Business Days after written request by the Administrative Agent, acting in good faith, to provide certification in written form of an authorized officer of such Lender that it will comply with the terms of this Agreement relating to its obligations (and is financially able to meet such obligations as of the date of such certification) to fund prospective Advances, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon the Administrative Agent’s receipt of such certification

-10- [[6654911]] in form and substance satisfactory to the Administrative Agent, or (d) become, or has a Lender Parent that has become, the subject of a Bankruptcy Event or a Bail-In Action. “Designated Subsidiary” means any wholly-owned Subsidiary of Mondelēz International designated for borrowing privileges under this Agreement pursuant to Section 9.08. “Designated Subsidiary Obligations” has the meaning specified in Section 8.01. “Designation Agreement” means, with respect to any Designated Subsidiary, an agreement in the form of Exhibit C hereto signed by such Designated Subsidiary and Mondelēz International. “Dollars” and the “$” sign each means lawful currency of the United States of America. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” has the meaning specified in Section 3.01. “Electronic Signature” means an electronic signature, sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender and (c) any other Person, other than, in each case, (i) Mondelēz International or its Subsidiaries, (ii) a Defaulting Lender or (iii) a natural person (or a holding company, investment vehicle, investment vehicle or trust for, or owned and operated by or for the primary benefit of, a natural person). “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any Person that for purposes of Title IV of ERISA is a member of any Borrower’s controlled group, or under common control with any Borrower, within the meaning of Section 414 of the Internal Revenue Code. “ERISA Event” means (a) (i) the occurrence with respect to a Plan of a reportable event, within the meaning of Section 4043 of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the Pension Benefit Guaranty Corporation (or any successor) (“PBGC”), or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for

-11- [[6654911]] a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Borrower or any of their ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (e) the conditions set forth in Section 303(k)(1)(A) and (B) of ERISA to the creation of a lien upon property or rights to property of any Borrower or any of their ERISA Affiliates for failure to make a required payment to a Plan are satisfied; (f) a complete or partial withdrawal by Mondelēz International, any other Borrower or any ERISA Affiliate from a Multiemployer Plan or occurrence of an event described in Section 4041A(a) of ERISA that results in the termination of a Multiemployer Plan; or (g) the termination of a Plan by the PBGC pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Plan. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” has the meaning specified in Section 6.01. “Existing Five-Year Credit Agreement” means Mondelēz International’s existing Five- Year Revolving Credit Agreement dated as of February 23, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified in accordance with its terms), as in effect immediately prior to the date hereof. “Existing Termination Date” has the meaning specified in Section 2.10(b). “Extending Lender” has the meaning specified in Section 2.10(b). “Extension Date” has the meaning specified in Section 2.10(b). “Facility Fee” has the meaning specified in Section 2.09(a). “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code as enacted as of the date hereof or any amended or successor version that is substantively comparable and not materially more onerous to comply with, and, in each case, current or future regulations promulgated thereunder or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code, and any intergovernmental agreement between the United States and another jurisdiction implementing the foregoing (or any law, regulation or other official administrative interpretation or rules or practices implementing such or adopted pursuant to an intergovernmental agreement). “FCPA” means the United States Foreign Corrupt Practices Act of 1977. “Federal Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depository institutions, as determined in such manner as shall be set forth on the NYFRB Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America.

-12- [[6654911]] “Fee Letter” means the administrative agent fee letter, dated January 8, 2025, between Mondelēz International and the Administrative Agent. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to any applicable Benchmark. “Foreign Subsidiary” means, with respect to any Person, each Subsidiary of such Person that is not organized under the laws of the United States of America, any State thereof or the District of Columbia. “GAAP” has the meaning specified in Section 1.03. “Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank). “Guaranty” has the meaning specified in Section 8.01. “Home Jurisdiction Non-U.S. Withholding Taxes” means, in the case of a Designated Subsidiary that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code, withholding taxes imposed by the jurisdiction under the laws of which such Designated Subsidiary is organized, resident or doing business or any political subdivision thereof. “Home Jurisdiction U.S. Withholding Taxes” means, in the case of Mondelēz International and a Designated Subsidiary that is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code, withholding for United States federal income taxes and United States federal back-up withholding taxes. “Initial Lender” means each Person that is a party hereto on the date hereof and that is set forth on Schedule I hereto. “Interest Period” means, for each Term SOFR Advance comprising part of the same Borrowing, the period commencing on the date of such Term SOFR Advance, the date of Continuation of such Term SOFR Advance or the date of Conversion of any Advance of another Type into such Term SOFR Advance and ending on the last day of the period selected by the Borrower (or Mondelēz International on behalf of such Borrower) requesting such Borrowing pursuant to the provisions hereof. The duration of each such Interest Period shall be one, three or six months, as such Borrower may select, in each case, upon notice received by the Administrative Agent not later than 11:00 a.m. (New York City time) on the third Business Day prior to the first day of such Interest Period; provided, however, that: (a) such Borrower may not select any Interest Period that ends after the Termination Date, subject to Section 2.10(b); (b) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the immediately preceding Business Day; and

-13- [[6654911]] (c) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. “Joint Lead Arrangers” means JPMorgan Chase Bank, N.A., BofA Securities, Inc., Citibank, N.A., HSBC Securities (USA) Inc., Banco Bilbao Vizcaya Argentaria, S.A. New York Branch, Barclays Bank PLC, BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., SG Americas Securities, LLC, Sumitomo Mitsui Banking Corporation, TD Securities (USA) LLC and Wells Fargo Securities, LLC, each in its capacity as a joint lead arranger and joint bookrunner for the revolving credit facility provided for herein. “Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a Subsidiary. “Lender-Related Person” means the Administrative Agent, the Co-Syndication Agents, the Co-Documentation Agents, the Joint Lead Arrangers, each Lender, each of their respective Affiliates and the respective officers, directors, employees, agents and advisors of any of the foregoing. “Lenders” means the Initial Lenders and any other Person that shall have become a party hereto pursuant to Section 2.10(b)(v) or 2.18 or pursuant to an Assignment and Assumption, other than any Person that shall have ceased to be a party hereto pursuant to an Assignment and Assumption. “Lien” has the meaning specified in Section 5.02(a). “Loan Documents” means this Agreement, each Commitment Increase Amendment, each Designation Agreement and, other than for purposes of Section 9.01, each Note. “Major Subsidiary” means any Subsidiary of Mondelēz International (a) more than 50% of the voting securities of which is owned directly or indirectly by Mondelēz International, (b) which is organized and existing under, or has its principal place of business in, the United States or any political subdivision thereof, Canada or any political subdivision thereof, any country which is a member of the European Union on the date hereof or any political subdivision thereof, the United Kingdom or any political subdivision thereof, or Switzerland, Norway or Australia or any of their respective political subdivisions, and (c) which has at any time total assets (after intercompany eliminations) exceeding $1,000,000,000. “Margin Stock” means margin stock, as defined in Regulation U. “Minimum Shareholders’ Equity” means Total Shareholders’ Equity of not less than $25,000,000,000. “MNPI” means material information concerning Mondelēz International or any of its Subsidiaries or any of its or their respective securities that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities and Exchange Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended. For purposes of this definition, “material information” means information concerning Mondelēz International, its Subsidiaries or any of its or their respective securities that could reasonably be expected to be material for purposes of the United States federal and state securities laws.

-14- [[6654911]] “Mondelēz International” has the meaning specified in the preamble. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions, such plan being maintained pursuant to one or more collective bargaining agreements. “Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Borrower or any ERISA Affiliate and at least one Person other than such Borrower and the ERISA Affiliates or (b) was so maintained and in respect of which such Borrower or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated. “New Lender” has the meaning specified in Section 2.10(b). “Non-Extending Lender” has the meaning specified in Section 2.10(b). “Non-U.S. Lender” means, with respect to a Borrower that is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code, any Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code. “Note” means a promissory note of any Borrower payable to any Lender (or its registered assigns), delivered pursuant to a request made under Section 2.17 in substantially the form of Exhibit A hereto, evidencing the aggregate indebtedness of such Borrower to such Lender resulting from the Advances made by such Lender to such Borrower. “Notice of Borrowing” has the meaning specified in Section 2.02(a). “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such date (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the NYFRB Rate shall be the rate for a federal funds transaction quoted at 11:00 a.m. (New York City time) on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided further that if the NYFRB Rate, determined as set forth above, shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement. “NYFRB Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligations” means, without duplication, all obligations of Mondelēz International and each other Borrower now or hereafter existing under this Agreement and the other Loan Documents. “Other Taxes” has the meaning specified in Section 2.15(b). “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB Website from time to time, and published on the next succeeding Business Day by the NYFRB

-15- [[6654911]] as an overnight bank funding rate; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement. “Participant Register” has the meaning specified in Section 9.07(e). “Patriot Act” has the meaning specified in Section 9.17. “Payment” has the meaning specified in Section 7.04(b)(i). “Payment Notice” has the meaning specified in Section 7.04(b)(ii). “PBGC” has the meaning assigned to such term in the definition of “ERISA Event”. “Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a Government Authority. “Plan” means a Single Employer Plan or a Multiple Employer Plan. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent in its reasonable discretion, in consultation with Mondelēz International) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent in its reasonable discretion, in consultation with Mondelēz International). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. “Process Agent” has the meaning specified in Section 9.11(b). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Reference Time” with respect to any setting of the then-current Benchmark means (a) if such Benchmark is Term SOFR, 5:00 a.m. (Chicago time) on the day that is two U.S. Government Securities Business Days preceding the date of such setting, (b) if, following a Benchmark Transition Event and Benchmark Replacement Date with respect to the Term SOFR, such Benchmark is the Daily Simple SOFR, then four U.S. Government Securities Business Days prior to such setting or (c) otherwise, the time determined by the Administrative Agent in its reasonable discretion. “Register” has the meaning specified in Section 9.07(d). “Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time. “Relevant Governmental Body” means the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto. “Relevant Rate” means (a) with respect to any Term SOFR Advance, the Adjusted Term SOFR and (b) with respect to any Daily Simple SOFR Advance, the Adjusted Daily Simple SOFR.

-16- [[6654911]] “Required Lenders” means at any time Lenders having Advances and unused Commitments representing more than 50% of the sum of the Advances and unused Commitments of all Lenders at such time; provided that the Advances and unused Commitments of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by (i) Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (ii) the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom or (b) any Person owned or controlled by any such Person or Persons described in the foregoing clause (a). “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom. “Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Borrower or any ERISA Affiliate and no Person other than such Borrower and the ERISA Affiliates or (b) was so maintained and in respect of which such Borrower or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated. “SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator Website” means the NYFRB Website or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “Standard & Poor’s” means S&P Global Ratings, a division of S&P Global Inc., and any successor thereto. “Subsidiary” of any Person means any Person of which (or in which) more than 50% of the outstanding capital stock (or similar equity interests) having voting power to elect a majority of the Board of Directors (or similar governing body) of such Person (irrespective of whether at the time capital stock (or similar equity interests) of any other class or classes of such Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries. “Surviving Subsidiary” has the meaning specified in Section 9.08(b)(ii).

-17- [[6654911]] “Taxes” has the meaning specified in Section 2.15(a). “Term SOFR” means, with respect to any Term SOFR Advance and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m. (Chicago time) two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator. “Term SOFR Advance” means an Advance that bears interest as provided in Section 2.04(a)(ii). “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term SOFR Advance and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 p.m. (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to Term SOFR has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “Termination Date” means the earlier of (a) February 19, 2030, subject to the extension thereof pursuant to Section 2.10(b), and (b) the date of termination in whole of the Commitments pursuant to Section 2.10(a) or 6.02; provided, however, that, in each case, if such date is not a Business Day, the Termination Date shall be the next preceding Business Day. “Total Shareholders’ Equity” means total shareholders’ equity, as reflected on the consolidated balance sheet of Mondelēz International and its Subsidiaries prepared in accordance with GAAP, excluding (a) accumulated other comprehensive income or losses, (b) the cumulative effects of any changes in accounting principles, including in connection with any adoption of “mark-to-market” accounting in respect of pension and other retirement plans of Mondelēz International and its Subsidiaries, and (c) if “mark-to-market” accounting in respect of such pension and other retirement plans is so adopted, any income or losses recognized in connection with the ongoing application thereof. “Type”, when used in reference to any Advance or Borrowing, refers to whether the rate of interest on such Advance, or on the Advances comprising such Borrowing, is determined by reference to the Base Rate, the Adjusted Term SOFR (other than solely as a result of clause (c) of the definition of Base Rate) or, if applicable pursuant to Section 2.08, the Adjusted Daily Simple SOFR. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

-18- [[6654911]] “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02 Computation of Time Periods; Terms Generally. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders, writs and decrees, of all Governmental Authorities. Except as otherwise provided herein and unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document (including this Agreement and the other Loan Documents) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), and all references to any statute shall be construed as referring to all rules, regulations, rulings and official interpretations promulgated or issued thereunder, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement. SECTION 1.03 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with accounting principles generally accepted in the United States of America (subject to the exceptions set forth in this Section 1.03, “GAAP”), except that if there has been a material change in an accounting principle affecting the definition of an accounting term as compared to

-19- [[6654911]] that applied in the preparation of the financial statements of Mondelēz International as of and for the year ended December 31, 2024, then such new accounting principle shall not be used in the determination of the amount associated with that accounting term. A material change in an accounting principle is one that, in the year of its adoption, changes the amount associated with the relevant accounting term for any quarter in such year by more than 10%. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (a) any election under Accounting Standards Codification 825 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) (and related interpretations) to value any Debt of Mondelēz International or any of its Subsidiaries at “fair value”, as defined therein, (b) (i) any treatment of Debt in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) (and related interpretations) to value any such Debt in a reduced or bifurcated manner as described therein, or (ii) any valuation of Debt below its full stated principal amount as a result of application of Financial Accounting Standards Board Accounting Standards Update No. 2015-03, it being agreed that Debt shall at all times be valued at the full stated principal amount thereof and (c) any change in accounting for leases resulting from the implementation of Financial Accounting Standards Board ASU No. 2016-02, Leases (Topic 842), to the extent that such change would require the recognition of right-of-use assets and lease liabilities for any lease (or similar arrangement conveying the right to use) that would not be classified as a capital lease under GAAP as in effect on December 31, 2016. SECTION 1.04 Interest Rates; Benchmark Notification. The interest rate on an Advance may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.08(b)(i) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its Affiliates and/or other related Persons may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or replacement rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.05 Divisions. For all purposes under this Agreement, in connection with any division or plan of division under Delaware law (or any comparable event under the laws of another jurisdiction): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its capital stock (or similar equity interests) at such time.

-20- [[6654911]] ARTICLE II Amounts and Terms of the Advances SECTION 2.01 Advances. (a) Obligation to Make Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Advances to any Borrower in Dollars from time to time on any Business Day during the period from the Effective Date until the Termination Date in an aggregate principal amount that will not result in (i) the aggregate principal amount of the Advances of any Lender then outstanding exceeding such Lender’s Commitment or (ii) the aggregate principal amount of all the Advances then outstanding exceeding the aggregate amount of all the Commitments of the Lenders. Within the limits of each Lender’s Commitment and subject to this Section 2.01, any Borrower may borrow under this Section 2.01, prepay pursuant to Section 2.11 or repay pursuant to Section 2.03 and reborrow under this Section 2.01. (b) Amount of Borrowings. Each Borrowing shall be in an aggregate amount of no less than $50,000,000 or an integral multiple of $1,000,000 in excess thereof. (c) Type of Advances. Each Borrowing shall consist of Advances of the same Type made on the same day to the same Borrower by the Lenders ratably according to their respective Commitments. SECTION 2.02 Making the Advances. (a) Notice of Borrowing. Each Borrowing shall be made on notice, given not later than (x) 11:00 a.m. (New York City time) on the third U.S. Government Securities Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Term SOFR Advances, or (y) 9:00 a.m. (New York City time) on the Business Day of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances, by the applicable Borrower (or Mondelēz International on its behalf) to the Administrative Agent, which shall give to each Lender prompt notice thereof. Each such notice of a Borrowing (a “Notice of Borrowing”) shall be in writing, delivered by email and signed by a duly authorized officer of the applicable Borrower (or of Mondelēz International on its behalf) (provided that, if such Notice of Borrowing is submitted through an Approved Borrower Portal, the foregoing signature requirement may be waived at the sole discretion of the Administrative Agent) and shall be substantially in the form approved by the Administrative Agent and separately provided to Mondelēz International, specifying therein in compliance with Section 2.01: (i) the Borrower requesting such Borrowing; (ii) the date of such Borrowing; (iii) the Type of Advances comprising such Borrowing; (iv) the aggregate amount of such Borrowing; (v) in the case of a Borrowing consisting of Term SOFR Advances, the initial Interest Period for each such Advance; and (vi) the location and number of the applicable Borrower’s account to which funds are to be advanced.

-21- [[6654911]] Notwithstanding anything herein to the contrary, no Borrower may select Term SOFR Advances for any Borrowing if the obligation of the Lenders to make Term SOFR Advances shall then be suspended pursuant to Section 2.06(b), 2.08 or 2.13. (b) Funding Advances. Each Lender shall, before 11:00 a.m. (New York City time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent Account, in same day funds, such Lender’s ratable portion (based on the Lenders’ respective Commitments) of such Borrowing. Promptly after receipt of such funds by the Administrative Agent, the Administrative Agent will make such funds available in like funds to the applicable Borrower by remitting such funds to the account specified in the applicable Notice of Borrowing. (c) Irrevocable Notice. Each Notice of Borrowing by any Borrower shall be irrevocable and binding on such Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Term SOFR Advances, the Borrower requesting such Borrowing shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date. (d) Lender’s Ratable Portion. Unless the Administrative Agent shall have received notice from a Lender prior to the day of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s ratable portion (based on the Lenders’ respective Commitments) of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with Section 2.02(b) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower requesting such Borrowing on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and such Borrower severally agree to repay to the Administrative Agent, forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent, at: (i) in the case of such Borrower, the higher of (A) the interest rate applicable at the time to Advances comprising such Borrowing and (B) the cost of funds incurred by the Administrative Agent in respect of such amount, and (ii) in the case of such Lender, the higher of (A) the NYFRB Rate and (B) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender’s Advance as part of such Borrowing for purposes of this Agreement. (e) Independent Lender Obligations. The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

-22- [[6654911]] SECTION 2.03 Repayment of Advances. Each Borrower shall repay to the Administrative Agent for the account of each Lender on the Termination Date applicable to such Lender the unpaid principal amount of the Advances made by such Lender to such Borrower then outstanding. SECTION 2.04 Interest on Advances. (a) Scheduled Interest. Each Borrower shall pay interest on the unpaid principal amount of each Advance owing by such Borrower to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum: (i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time plus (B) the Applicable Interest Rate Margin in effect from time to time, payable in arrears quarterly on the last Business Day of each March, June, September and December, and on the date such Base Rate Advance shall be Converted or paid in full and on the Termination Date applicable thereto. (ii) Term SOFR Advances. During such periods as such Advance is a Term SOFR Advance, a rate per annum equal at all times, during each Interest Period for such Advance, to the sum of (A) the Adjusted Term SOFR for such Interest Period for such Advance plus (B) the Applicable Interest Rate Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period, and on the date such Term SOFR Advance shall be Converted or Continued or paid in full and on the Termination Date applicable thereto. (iii) Daily Simple SOFR Advances. If applicable pursuant to Section 2.08, during such periods as such Advance is a Daily Simple SOFR Advance, a rate per annum equal at all times to the sum of (A) the Adjusted Daily Simple SOFR in effect from time to time plus (B) the Applicable Interest Rate Margin in effect from time to time, payable in arrears on each date that is on the numerically corresponding day in each calendar month that is one month after the borrowing of, or Conversion to, such Daily Simple SOFR Advance (or, if there is no such corresponding day in such month, then the last day of such month), and on the date such Daily Simple SOFR Advance shall be paid in full and on the Termination Date applicable thereto. (b) Default Interest. If any principal of or interest on any Advance or any fee or other amount payable by a Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, payable in arrears on the dates referred to in Section 2.04(a)(i), Section 2.04(a)(ii) or Section 2.04(a)(iii), as applicable, or, if earlier, on demand, at a rate per annum equal at all times to (i) in the case of overdue principal of any Advance, 1% per annum above the rate per annum otherwise required to be paid on such Advance as provided in Section 2.04(a) or (ii) in the case of any other amount, 1% per annum plus the rate applicable to Base Rate Advances as provided in Section 2.04(a)(i). SECTION 2.05 [Reserved.] SECTION 2.06 Conversion and Continuation of Advances. (a) Conversion upon Absence of Interest Period. If any Borrower (or Mondelēz International on behalf of any other Borrower) shall fail to select the duration of any Interest Period for any Term SOFR Advance in accordance with the provisions contained in the definition of the term “Interest Period” or to give notice of a Conversion or Continuation under Section 2.06(c), the Administrative Agent

-23- [[6654911]] will forthwith so notify such Borrower and the Lenders and such Advance will automatically, on the last day of the then existing Interest Period therefor, Convert to a Base Rate Advance. (b) Conversion upon Event of Default. Upon the occurrence and during the continuance of any Event of Default under Section 6.01(a), the Administrative Agent or the Required Lenders may elect that (i) unless repaid, each Term SOFR Advance be, on the last day of the then existing Interest Period therefor, Converted into Base Rate Advances and (ii) the obligation of the Lenders to make, Convert to or Continue Advances as Term SOFR Advances be suspended. (c) Voluntary Conversion and Continuation. Subject to the provisions of Sections 2.06(b), 2.08 and 2.13, any Borrower may (i) Convert, on any Business Day, all of its Advances of one Type constituting the same Borrowing into Advances of another Type or (ii) Continue, on any Business Day, any of its Term SOFR Advances as Advances of the same Type for a new Interest Period, in each case, upon notice given by the applicable Borrower (or Mondelēz International on its behalf) to the Administrative Agent by the time that a Notice of Borrowing would be required under Section 2.02 if such Borrower were requesting a Borrowing of the Type resulting from such Conversion or Continuation to be made on the effective date of such Conversion or Continuation; provided, however, that a Conversion of a Term SOFR Advance into a Base Rate Advance, or a Continuation of any Term SOFR Advance as an Advance of the same Type for a new Interest Period, in each case, may be made on, and only on, the last day of an Interest Period for such Term SOFR Advance. Each such notice of a Conversion or Continuation shall be in writing, signed by a duly authorized officer of the applicable Borrower (or of Mondelēz International, as applicable) (provided that, if such notice of a Conversion or Continuation is submitted through an Approved Borrower Portal, the foregoing signature requirement may be waived at the sole discretion of the Administrative Agent) and shall, within the restrictions specified above, specify: (i) the date of such Conversion or Continuation; (ii) the Advances to be Converted or Continued; and (iii) if such Conversion is into, or such Continuation is as, Term SOFR Advances, the duration of the Interest Period for each such Advance. SECTION 2.07 [Reserved.] SECTION 2.08 Alternate Rate of Interest. (a) Subject to Section 2.08(b), if: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term SOFR Advance, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR (including because the Term SOFR Reference Rate is not available or published on a current basis) for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the Adjusted Daily Simple SOFR; or (ii) the Administrative Agent is advised by the Required Lenders in writing (A) prior to the commencement of any Interest Period for Term SOFR Advances, that the Adjusted Term SOFR for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining such Advances for such Interest Period or (B) at any time, that the Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Daily Simple SOFR Advances; then the Administrative Agent shall give notice thereof (which may be by telephone) to Mondelēz International and the Lenders as promptly as practicable thereafter and, until (x) the Administrative Agent

-24- [[6654911]] notifies Mondelēz International and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the applicable Borrower (or Mondelēz International on its behalf) delivers a new notice in accordance with Section 2.06(c) or a new Notice of Borrowing in accordance with Section 2.02(a), any request to Convert any Base Rate Advance into an affected Term SOFR Advance, or to Continue any affected Term SOFR Advance, and any Notice of Borrowing for an affected Term SOFR Advance, shall be deemed to be a request for a borrowing of, or a Conversion to, as applicable, (A) a Daily Simple SOFR Advance so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.08(a)(i) or 2.08(a)(ii) or (B) a Base Rate Advance if the Adjusted Daily Simple SOFR is also the subject of Section 2.08(a)(i) or 2.08(a)(ii). Furthermore, if any affected Term SOFR Advance is outstanding on the day of Mondelēz International’s receipt of such notice from the Administrative Agent with respect to a Relevant Rate applicable to such Advance, then, until (x) the Administrative Agent notifies Mondelēz International and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the applicable Borrower (or Mondelēz International on its behalf) delivers a new notice in accordance with Section 2.06(c), such affected Term SOFR Advance shall at the end of the then existing Interest Period therefor Convert to, and shall constitute, (1) a Daily Simple SOFR Advance so long as the Adjusted Daily Simple SOFR is not also the subject to Section 2.08(a)(i) or 2.08(a)(ii) or (2) a Base Rate Advance if the Adjusted Daily Simple SOFR is also the subject of Section 2.08(a)(i) or 2.08(a)(ii). (b) (i) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark (including any related adjustments) for all purposes hereunder and under any other Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark (including any related adjustments) for all purposes hereunder and under any other Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (ii) Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) The Administrative Agent will promptly notify Mondelēz International and the Lenders of (A) any occurrence of a Benchmark Transition Event, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (b)(iv) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, Mondelēz International or any Lender (or group of Lenders) pursuant to this Section 2.08, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence

-25- [[6654911]] of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.08. (iv) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including Term SOFR) and either (x) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (y) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (x) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (y) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Upon Mondelēz International’s receipt of notice of the commencement of a Benchmark Unavailability Period, the applicable Borrower (or Mondelēz International on its behalf) may revoke any request for a borrowing of, Conversion to or Continuation of any Term SOFR Advance to be made, Converted or Continued during any Benchmark Unavailability Period and, failing that, the applicable Borrower will be deemed to have converted any request for a borrowing of, Conversion to or Continuation of any Term SOFR Advance into a request for a borrowing of or Conversion to, as applicable, (x) a Daily Simple SOFR Advance so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) a Base Rate Advance if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event. Furthermore, if any Term SOFR Advance is outstanding on the date of Mondelēz International’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to the Relevant Rate applicable to such Term SOFR Advance, then until such time as a Benchmark Replacement for the Benchmark applicable to such Term SOFR Advance is implemented pursuant to this Section 2.08(b), such Term SOFR Advance shall on the last day of the Interest Period applicable thereto Convert to, and shall constitute, (x) a Daily Simple SOFR Advance so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) a Base Rate Advance if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event. SECTION 2.09 Fees. (a) Facility Fee. Mondelēz International agrees to pay to the Administrative Agent, in Dollars, for the account of each Lender a facility fee (the “Facility Fee”), which shall accrue at the Applicable Facility Fee Rate, on the aggregate daily amount of the Commitment of such Lender (whether drawn or undrawn) from the Effective Date until the Termination Date; provided that, if any Lender continues to have any Advances outstanding after its Commitment terminates, then the Facility Fee shall continue to accrue, at the Applicable Facility Fee Rate, on the daily amount of such Lender’s Advances outstanding from and including the date on which such Commitment terminates to but excluding the date on which such Lender ceases to have any such Advances outstanding. Facility Fees accrued through and including the last day of each March, June, September and December of each year shall be payable in arrears on the 15th day following such last day, commencing on the first such date to occur after the

-26- [[6654911]] Effective Date, and accrued Facility Fees shall also be payable on the Termination Date; provided that any Facility Fees accruing on any Lender’s Advances outstanding after its Commitment terminates shall be payable on demand. All Facility Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) Other Fees. Mondelēz International shall pay to the Administrative Agent for its own account or for the accounts of the Joint Lead Arrangers or Lenders, as applicable, such fees, and at such times, as shall have been separately agreed between Mondelēz International and the Administrative Agent or the Joint Lead Arrangers. SECTION 2.10 Termination or Reduction of Commitments and Extension of Termination Date. (a) Termination or Reduction of Commitments. Mondelēz International shall have the right, upon at least three Business Days’ notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders; provided that each partial reduction shall be in the aggregate amount of no less than $50,000,000 or the remaining balance if less than $50,000,000; and provided further that the aggregate amount of the Commitments of the Lenders shall not be reduced to an amount that is less than the aggregate principal amount of the Advances then outstanding. Unless previously terminated, the Commitments shall terminate on the Termination Date. (b) Extension of Termination Date. (i) At least 30 days but not more than 60 days prior to each anniversary of the Effective Date (any such applicable anniversary of the Effective Date, the “Extension Date”), Mondelēz International, by written notice to the Administrative Agent, may request that each Lender extend the Termination Date for such Lender’s Commitment for an additional one-year period; provided that Mondelēz International may not request more than one extension in any period of 12 consecutive months or more than two extensions during the term of this Agreement and, after giving effect to each such extension, the Termination Date shall not be more than five years from the applicable Extension Date. (ii) The Administrative Agent shall promptly notify each Lender of such request and each Lender shall then, in its sole discretion, notify Mondelēz International and the Administrative Agent in writing no later than 20 days prior to the Extension Date whether such Lender will consent to the extension (each such Lender consenting to the extension, an “Extending Lender”). The failure of any Lender to notify the Administrative Agent of its intent to consent to any extension shall be deemed a rejection by such Lender. (iii) Subject to satisfaction of the conditions in Sections 3.03(a) and 3.03(b) as of the Extension Date, the Termination Date in effect at such time shall be extended for an additional one- year period; provided, however, that no such extension shall be effective unless the Required Lenders agree thereto (it being understood and agreed that, as to any Lender that does not agree to such extension (any such Lender, a “Non-Extending Lender”), subject to any assignment thereof to a New Lender in accordance with Section 2.10(b)(v), the Commitment of each Non-Extending Lender shall terminate on the Termination Date in effect prior to giving effect to any such extension (such Termination Date being called the “Existing Termination Date”), and the principal amount of any outstanding Advances made by Non-Extending Lenders, together with any accrued interest thereon and any accrued fees and other amounts payable to or for the account of such Non- Extending Lenders hereunder, shall be due and payable on the Existing Termination Date, and on the Existing Termination Date the Borrowers shall also make such other prepayments of Advances pursuant to Section 2.11 as shall be required in order that, after giving effect to the termination of the Commitments of, and all payments to, Non-Extending Lenders, (x) the aggregate principal amount of the Advances then outstanding of any Lender shall not exceed such Lender’s

-27- [[6654911]] Commitment, (y) the aggregate principal amount of Advances then outstanding shall not exceed the aggregate amount of the Commitments of the Lenders and (z) the Advances are held by the Lenders in accordance with their respective Commitments). (iv) To the extent that there are Non-Extending Lenders, the Administrative Agent shall promptly so notify the Extending Lenders, and each Extending Lender may, in its sole discretion, give written notice to Mondelēz International and the Administrative Agent no later than 15 days prior to the Extension Date of the amount of the Commitments of the Non-Extending Lenders that it is willing to assume. (v) Mondelēz International shall be permitted to require that any Non-Extending Lender assign its Commitments to an Extending Lender or to replace any Lender that is a Non- Extending Lender with a replacement bank or other financial institution or entity (each, a “New Lender”); provided that (A) the New Lender shall purchase, at par, all Advances and other amounts owing to such replaced Lender on or prior to the date of replacement, (B) Mondelēz International and any other applicable Borrower shall be liable to such replaced Lender under Section 9.04(b) if any Term SOFR Advance owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (C) the replaced Lender shall be obligated to assign its Commitment and Advances to the applicable replacement Lender or Lenders in accordance with the provisions of Section 9.07 (provided that Mondelēz International shall be obligated to pay the processing and recordation fee referred to therein), (D) until such time as such replacement shall be consummated, Mondelēz International or any other applicable Borrower shall pay all additional amounts (if any) required pursuant to Section 2.12 or 2.15(a), as the case may be and (E) any such replacement shall not be deemed to be a waiver of any rights that Mondelēz International, any other applicable Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender. (vi) If the Extending Lenders and the New Lenders are willing to commit amounts that, in an aggregate, exceed the amount of the Commitments of the Non-Extending Lenders, Mondelēz International and the Administrative Agent shall allocate the Commitments of the Non-Extending Lenders among them. (vii) If any bank or other financial institution or entity becomes a New Lender or any Extending Lender’s Commitment is increased pursuant to this Section 2.10(b), (x) Advances made on or after the applicable Extension Date shall be made in accordance with the pro rata provisions of Section 2.01 based on the respective Commitments in effect on and after the applicable Extension Date and (y) if, on the date of such joinder or increase, there are any Advances outstanding, such Advances shall on or prior to such date be prepaid from the proceeds of new Advances made hereunder in the same amounts (reflecting such joinder or increase), which prepayment shall be accompanied by accrued interest on the Advances being prepaid and any costs incurred by any Lender in accordance with Section 9.04(b). (viii) In connection herewith, the Administrative Agent shall enter in the Register (A) the names of any New Lenders, (B) the respective allocations of any Extending Lenders and New Lenders effective as of each Extension Date and (C) the Termination Date applicable to each Lender. (ix) In connection with any extension of the Termination Date pursuant to this Section 2.10(b), the Administrative Agent and Mondelēz International may, without the consent of any Lender, effect such amendments to this Agreement as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to give effect to the provisions of this Section 2.10(b).

-28- [[6654911]] SECTION 2.11 Optional Prepayments of Advances. Each Borrower may (a) in the case of any Term SOFR Advance, upon notice given to the Administrative Agent not later than 11:00 a.m. (New York City time) at least three Business Days prior to the date of the proposed prepayment, (b) if applicable pursuant to Section 2.08, in the case of any Daily Simple SOFR Advance, upon notice given to the Administrative Agent not later than 11:00 a.m. (New York City time) five U.S. Government Securities Business Days prior to the date of the proposed prepayment or (c) in the case of any Base Rate Advance, upon notice given to the Administrative Agent not later than 9:00 a.m. (New York City time) on the date of the proposed prepayment, in each case stating the Borrowing to be prepaid and the proposed date and aggregate principal amount of the prepayment, and if such notice is given such Borrower shall prepay the outstanding principal amount of the Advances comprising part of the same Borrowing, in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (i) each partial prepayment shall be in an aggregate principal amount of no less than $50,000,000 or the remaining balance if less than $50,000,000 and (ii) in the event of any such prepayment of a Term SOFR Advance, such Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 9.04(b). SECTION 2.12 Increased Costs. (a) Costs from Change in Law or Authorities. If, due to either (i) the introduction or taking effect after the date hereof of any law or regulation, or any change after the date hereof in, or in the interpretation, application or administration of, any law or regulation or (ii) the compliance with any guideline, rule, directive or request promulgated after the date hereof from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Advances (excluding for purposes of this Section 2.12 any such increased costs resulting from (i) Taxes or Other Taxes (as to which Section 2.15 shall govern), (ii) taxes referred to in Section 2.15(a)(i), 2.15(a)(ii), 2.15(a)(iii), 2.15(a)(iv), 2.15(a)(v) or 2.15(a)(vi) or (iii) any other taxes (other than taxes imposed on a Lender’s loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto)), then Mondelēz International shall within 20 Business Days after receipt by any Borrower of demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost; provided, however, that before making any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate as to the amount of such increased cost submitted to Mondelēz International and the Administrative Agent by such Lender shall be conclusive and binding upon all parties hereto for all purposes, absent manifest error. (b) Reduction in Lender’s Rate of Return. In the event that, after the date hereof, the implementation or taking effect of or any change in any law or regulation, or any guideline, rule, directive or request (whether or not having the force of law) or the interpretation, application or administration thereof by any Governmental Authority charged with the administration thereof, imposes, modifies or deems applicable any capital adequacy, liquidity or similar requirement (including, without limitation, a request or requirement which affects the manner in which any Lender or its parent company allocates capital resources to its Commitments and its other obligations hereunder) and as a result thereof, in the sole opinion of such Lender, the rate of return on such Lender’s or its parent company’s capital as a consequence of its obligations hereunder is reduced to a level below that which such Lender could have achieved but for such circumstances (taking into consideration such Lender’s policies and the policies of such Lender’s parent company with respect to capital adequacy, liquidity or similar requirements), then in each such case, upon demand from time to time Mondelēz International shall pay to such Lender, within 20 Business Days after

-29- [[6654911]] receipt by Mondelēz International of demand by such Lender (with a copy of such demand to the Administrative Agent), such additional amount or amounts as shall compensate such Lender for such reduction in rate of return. A certificate of such Lender as to any such additional amount or amounts shall be conclusive and binding for all purposes, absent manifest error. Except as provided below, in determining any such amount or amounts each Lender may use any reasonable averaging and attribution methods. Notwithstanding the foregoing, each Lender shall take all reasonable actions to avoid the imposition of, or reduce the amounts of, such increased costs; provided that such actions, in the reasonable judgment of such Lender, will not be otherwise disadvantageous to such Lender and, to the extent possible, each Lender will calculate such increased costs based upon the capital requirements for its Advances and unused Commitment hereunder and not upon the average or general capital requirements imposed upon such Lender. (c) Dodd-Frank Wall Street Reform and Consumer Protection Act; Basel III. Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall, in each case be deemed to be a change in law or regulation after the date hereof regardless of the date enacted, adopted or issued. (d) Requests for Compensation. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.12 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that no Borrower shall be required to compensate a Lender pursuant to this Section 2.12 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the applicable Borrower or Mondelēz International of the circumstances giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the circumstances giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 2.13 Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall notify the Administrative Agent that the introduction of or any change in, or in the interpretation of, any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for any Lender or its Applicable Lending Office to perform its obligations hereunder to make Advances (other than, subject to clause (c) of this paragraph, Base Rate Advances) or to fund or maintain any such Advances, (a) each such Advance of such Lender will automatically, upon such demand, be Converted into a Base Rate Advance, (b) the obligation of the Lenders to make such Advances or to Convert Base Rate Advances into such Advances shall be suspended and (c) if such notice asserts the illegality of such Lender making or maintaining Base Rate Advances, the interest rate on which is determined by reference to the Adjusted Term SOFR component of the Base Rate, the interest rate on such Base Rate Advances shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted Term SOFR component of the Base Rate, in each case, until the Administrative Agent shall notify Mondelēz International and the Lenders that the circumstances causing such suspension no longer exist, in each case, subject to Section 9.04(b) hereof; provided, however, that before making any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would allow such Lender or its Applicable Lending Office to continue to perform its obligations to make Advances or to continue to fund or maintain such Advances, as the case may be, and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. SECTION 2.14 Payments and Computations.

-30- [[6654911]] (a) Time and Distribution of Payments. Mondelēz International and each other Borrower shall make each payment hereunder and under the other Loan Documents, without set-off or counterclaim, not later than 11:00 a.m. (New York City time) on the day when due to the Administrative Agent at the Administrative Agent Account in same day funds, except that payments pursuant to Sections 2.12, 2.15 and 9.04 shall be made directly to the Persons entitled thereto. The Administrative Agent will distribute, in like funds, any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. From and after the effective date of an Assignment and Assumption pursuant to Section 9.07, the Administrative Agent shall make all payments hereunder in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Assumption shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves. All payments hereunder of principal or interest in respect of any Advance shall be made in Dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment. (b) Computation of Interest and Fees. All computations of interest based on the Base Rate at times when the Base Rate is based on the Prime Rate shall be made by the Administrative Agent on the basis of a year of 365 days (or 366 days in a leap year). All other computations of interest and of Facility Fees shall be made by the Administrative Agent on the basis of a year of 360 days. Computations of interest or Facility Fees shall in each case be made for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Facility Fees are payable. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. (c) Payment Due Dates. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or Facility Fees, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of Term SOFR Advances to be made in the next following calendar month, such payment shall be made on the immediately preceding Business Day. (d) Presumption of Borrower Payment. Unless the Administrative Agent receives notice from any Borrower prior to the date on which any payment is due to the Lenders hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent such Borrower has not made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the higher of (i) the NYFRB Rate and (ii) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. SECTION 2.15 Taxes. (a) Except as required by law, any and all payments by any Borrower hereunder or under any other Loan Document shall be made, in accordance with Section 2.14, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, in each case, imposed by any Governmental Authority (including penalties, interest and

-31- [[6654911]] additions to taxes) with respect thereto, excluding, (i) in the case of any Lender and the Administrative Agent, taxes imposed on or measured by its net income, and franchise taxes and branch profits taxes imposed on it, in each case, as a result of such Lender or the Administrative Agent (as the case may be) being organized under the laws of the taxing jurisdiction, (ii) in the case of any Lender, taxes imposed on or measured by its net income, and franchise taxes and branch profits taxes imposed on it, in each case, as a result of such Lender having its Applicable Lending Office in the taxing jurisdiction, (iii) in the case of any Lender and the Administrative Agent, taxes imposed on or measured by its net income, franchise taxes and branch profits taxes imposed on it, and any tax imposed by means of withholding, in each case, to the extent such tax is imposed solely as a result of a present or former connection (other than a connection arising from such Lender or the Administrative Agent having executed, delivered, enforced, become a party to, performed its obligations, received payments, received or perfected a security interest under, and/or engaged in any other transaction pursuant to this Agreement or any other Loan Document) between such Lender or the Administrative Agent, as the case may be, and the taxing jurisdiction, (iv) in the case of any Lender and the Administrative Agent, any U.S. federal withholding taxes imposed pursuant to FATCA, (v) in the case of any Lender and the Administrative Agent, any Home Jurisdiction U.S. Withholding Tax to the extent that such tax is imposed with respect to any payments pursuant to any law in effect at the time such Lender or the Administrative Agent becomes a party hereto (or, if later with respect to an applicable interest in an Advance, the date such applicable interest is acquired) or changes its Applicable Lending Office, except (A) to the extent of the additional amounts in respect of such taxes under this Section 2.15 to which such Lender’s assignor (if any) or such Lender’s prior Applicable Lending Office (if any) was entitled, immediately prior to such assignment or change in its Applicable Lending Office or (B) if such Lender becomes a party hereto pursuant to an Assignment and Assumption upon the demand of Mondelēz International, and (vi) taxes attributable to a Lender’s or the Administrative Agent’s, as applicable, failure to comply with Sections 2.15(e), 2.15(f) and 2.15(g) (all such taxes, levies, imposts, deductions, charges or withholdings in respect of payments by any Borrower hereunder or under any other Loan Document, other than taxes referred to in this Section 2.15(a)(i), 2.15(a)(ii), 2.15(a)(iii), 2.15(a)(iv), 2.15(a)(v) or 2.15(a)(vi), are referred to herein as “Taxes”). If any applicable withholding agent shall be required by law to deduct any Taxes or other taxes from or in respect of any sum payable hereunder or under any other Loan Document to any Lender or the Administrative Agent, (x) the sum payable by Mondelēz International or the applicable Borrower shall be increased as may be necessary so that after all required deductions for Taxes (including deductions for Taxes applicable to additional sums payable under this Section 2.15) have been made, such Lender (or the Administrative Agent where the Administrative Agent receives payments for its own account) receives an amount equal to the sum it would have received had no such deductions for Taxes been made, (y) the applicable withholding agent shall make such deductions and (z) the applicable withholding agent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. (b) In addition, each Borrower or Mondelēz International shall pay any present or future stamp, court or documentary taxes, intangible, recording, filing or similar taxes (other than, for the avoidance of doubt, Taxes, or taxes referred to in Sections 2.15(a)(i) to 2.15(a)(vi)) that arise from any payment made hereunder or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement or any other Loan Document other than any such taxes imposed by reason of an Assignment and Assumption (other than an Assignment and Assumption executed pursuant to Section 9.07(h)) (hereinafter referred to as “Other Taxes”). (c) Each Borrower shall indemnify each Lender and the Administrative Agent for and hold it harmless against the full amount of Taxes or Other Taxes (including, without limitation, Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.15) payable by such Lender or the Administrative Agent (as the case may be), and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the

-32- [[6654911]] relevant Governmental Authority. This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be), makes written demand therefor. (d) As soon as practicable after the date of any payment of Taxes or Other Taxes, the applicable Borrower or Mondelēz International shall furnish to the Administrative Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Each Lender, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender and on the date of the Assignment and Assumption or the Commitment Increase Amendment pursuant to which it becomes a Lender in the case of each other Lender, shall provide the Administrative Agent and Mondelēz International with any form or certificate that is required by any U.S. federal taxing authority to certify such Lender’s entitlement to any applicable exemption from or reduction in, Home Jurisdiction U.S. Withholding Tax in respect of any payments hereunder or under any other Loan Document (including, if applicable, two executed copies of Internal Revenue Service Forms W-9, W-8BEN, W-8BEN-E or W-8ECI, as appropriate, or any successor or other form prescribed by the Internal Revenue Service or to the extent a Non-U.S. Lender is not the beneficial owner (for example, where the Non-U.S. Lender is a partnership or participating Lender granting a participation in accordance with the provisions of Section 9.07(e)), two executed copies of Internal Revenue Service Forms W-8IMY, accompanied by any applicable certification documents from each beneficial owner) and any other documentation reasonably requested by Mondelēz International or the Administrative Agent. Thereafter, each such Lender shall provide additional forms or certificates (i) to the extent a form or certificate previously provided has become inaccurate or invalid or has otherwise ceased to be effective or (ii) as requested in writing by Mondelēz International or the Administrative Agent or, if such Lender no longer qualifies for the applicable exemption from or reduction in, Home Jurisdiction U.S. Withholding Tax, promptly notify the Administrative Agent and Mondelēz International of its inability to do so. Unless Mondelēz International and the Administrative Agent have received forms or other documents from each Lender satisfactory to them indicating that payments hereunder or under any other Loan Document are not subject to Home Jurisdiction U.S. Withholding Taxes or are subject to Home Jurisdiction U.S. Withholding Taxes at a rate reduced by an applicable tax treaty, the applicable Borrower, Mondelēz International or the Administrative Agent shall withhold such Home Jurisdiction U.S. Withholding Taxes from such payments at the applicable statutory rate as required by law in the case of payments to or for such Lender and such Borrower or Mondelēz International shall pay additional amounts to the extent required by paragraph (a) of this Section 2.15 (subject to the exceptions contained in this Section 2.15). Without limiting the generality of the foregoing, and notwithstanding anything to the contrary, any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code shall provide the Administrative Agent, and any such Lender and the Administrative Agent shall provide to Mondelēz International, on or about the date on which such Person becomes a party or a Lender under this Agreement (and from time to time thereafter upon reasonable request of Mondelēz International) executed copies of IRS Form W-9 certifying that such Lender or Administrative Agent, as the case may be, is exempt from U.S. federal backup withholding tax. (f) If a payment made to a Lender hereunder or under any other Loan Document would be subject to U.S. federal withholding tax imposed pursuant to FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall provide the Administrative Agent and Mondelēz International, at the time or times prescribed by law and as reasonably requested by the Administrative Agent or Mondelēz International, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Administrative Agent or Mondelēz International as may be necessary for the Administrative Agent, Mondelēz International or the applicable Borrower to comply with

-33- [[6654911]] their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA and the amount, if any, to deduct and withhold from such payment. Thereafter, each such Lender shall provide additional documentation (i) to the extent documentation previously provided has become inaccurate or invalid or has otherwise ceased to be effective or (ii) as reasonably requested by the Administrative Agent or Mondelēz International. Solely for purposes of this paragraph (f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (g) In the event that a Designated Subsidiary is a Foreign Subsidiary of Mondelēz International, each Lender shall promptly complete and deliver to Mondelēz International and the Administrative Agent, or, at their request, to the applicable taxing authority, so long as such Lender is legally eligible to do so, any certificate or form reasonably requested in writing by Mondelēz International or the Administrative Agent and required by applicable law in order to secure any applicable exemption from, or reduction in the rate of, deduction or withholding of the applicable Home Jurisdiction Non-U.S. Withholding Taxes. (h) Any Lender claiming any additional amounts payable pursuant to this Section 2.15 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to select or change the jurisdiction of its Applicable Lending Office if the making of such a selection or change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise materially economically disadvantageous to such Lender. (i) Each Lender hereby authorizes the Administrative Agent to deliver to any Borrower and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to paragraph (e), (f) or (g) of this Section 2.15. (j) If any Lender or the Administrative Agent, as the case may be, obtains a refund of any Tax or Other Tax for which payment has been made pursuant to this Section 2.15, or, in lieu of obtaining such refund, such Lender or the Administrative Agent applies the amount that would otherwise have been refunded as a credit against payment of a liability in respect of taxes, which refund or credit in the good faith judgment of such Lender or the Administrative Agent, as the case may be, (and without any obligation to disclose its tax records) is allocable to such payment made under this Section 2.15, the amount of such refund or credit (together with any interest received thereon and reduced by reasonable out-of- pocket costs incurred in obtaining such refund or credit and by any applicable taxes) promptly shall be paid to the applicable Borrower to the extent payment has been made in full by such Borrower pursuant to this Section 2.15. (k) Each party’s obligations under this Section shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the payment in full of principal and interest hereunder and the termination of the Commitments or this Agreement. SECTION 2.16 Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the principal of or interest on the Advances owing to it in excess of its ratable share of payments on account of the principal of or interest on the Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders (for cash at face value) such participations in the Advances made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with the Lenders in accordance with the aggregate amount of principal of and accrued interest on their respective Advances; provided, however, that (a) if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such

-34- [[6654911]] Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered and (b) the provisions of this Section 2.16 shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any other Loan Document (for the avoidance of doubt, as in effect from time to time), including Sections 2.10(b)(iii), 2.13, 9.07(h) and 9.08, or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Advances to any Person that is an Eligible Assignee (as such term is defined from time to time). Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.16 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation. SECTION 2.17 Evidence of Debt. (a) Lender Records; Notes. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder in respect of Advances. Each Borrower shall, upon notice by any Lender to Mondelēz International (with a copy of such notice to the Administrative Agent) to the effect that a Note by such Borrower is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender, promptly execute and deliver to such Lender a Note payable to such Lender (or its registered assigns) in a principal amount up to the Commitment (or, if greater, the aggregate outstanding principal amount of the Advances to such Borrower) of such Lender. (b) Record of Borrowings, Payables and Payments. The Register maintained by the Administrative Agent pursuant to Section 9.07(d) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded as follows: (i) the date and amount of each Borrowing made hereunder, the Type of Advances comprising such Borrowing and, if appropriate, the Interest Period applicable thereto; (ii) the terms of each Assignment and Assumption delivered to and accepted by it; (iii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and the Termination Date applicable thereto; and (iv) the amount of any sum received by the Administrative Agent from the Borrowers hereunder and each Lender’s share thereof. (c) Evidence of Payment Obligations. Entries made in good faith by the Administrative Agent in the Register pursuant to Section 2.17(b), and by each Lender in its account or accounts pursuant to Section 2.17(a), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from each Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent manifest error; provided, however, that, subject to Section 9.07(d), the failure of a Lender to make an entry, or any finding that an entry is incorrect, in such account or accounts shall not limit or otherwise affect the obligations of any Borrower under this Agreement or any other Loan Document. SECTION 2.18 Commitment Increases.

-35- [[6654911]] (a) Mondelēz International may from time to time (but not more than three times in any calendar year), by written notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders), executed by Mondelēz International and one or more financial institutions (any such financial institution referred to in this Section 2.18 being called an “Augmenting Lender”), which may include any Lender at such Lender’s sole discretion, cause new Commitments to be extended by the Augmenting Lenders or cause the existing Commitments of the Augmenting Lenders to be increased, as the case may be (the aggregate amount of such extension of Commitments or increase in the existing Commitments for all Augmenting Lenders on any single occasion being referred to as a “Commitment Increase”), in an amount for each Augmenting Lender set forth in such notice; provided that (i) the amount of each Commitment Increase shall be not less than $25,000,000, except to the extent necessary to utilize the remaining unused amount of increase permitted under this Section 2.18(a), and (ii) the aggregate amount of the Commitment Increases shall not exceed $1,000,000,000. Each Augmenting Lender (if not then a Lender) shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld or delayed) and shall not be subject to the approval of any other Lenders, and Mondelēz International and each Augmenting Lender shall execute all such documentation as the Administrative Agent shall reasonably specify to evidence the Commitment of such Augmenting Lender and/or its status as a Lender hereunder (such documentation in respect of any Commitment Increase together with the notice of such Commitment Increase being referred to collectively as the “Commitment Increase Amendment” in respect of such Commitment Increase). The Commitment Increase Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.18. (b) Upon each Commitment Increase pursuant to this Section 2.18, if, on the date of such Commitment Increase, there are any Advances outstanding, such Advances shall on or prior to the effectiveness of such Commitment Increase be prepaid from the proceeds of new Advances made hereunder (reflecting such Commitment Increase), which prepayment shall be accompanied by accrued interest on the Advances being prepaid and any costs incurred by any Lender in accordance with Section 9.04(b). The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. (c) Commitment Increases shall become effective on the date specified in the notice delivered by Mondelēz International pursuant to the first sentence of paragraph (a) above or on such other date as shall be agreed upon by Mondelēz International, the Administrative Agent and the applicable Augmenting Lenders. (d) Notwithstanding the foregoing, no Commitment Increase shall become effective under this Section 2.18 unless, on the date of such Commitment Increase, the conditions set forth in Section 3.03 shall be satisfied as of such date (as though the effectiveness of such Commitment Increase were a Borrowing) and the Administrative Agent shall have received a certificate of Mondelēz International to that effect dated such date. SECTION 2.19 Use of Proceeds. The proceeds of the Advances shall be available (and each Borrower agrees that it shall use such proceeds) for general corporate purposes of Mondelēz International and its Subsidiaries.

-36- [[6654911]] SECTION 2.20 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply: (a) the Facility Fee shall cease to accrue on the unused portion of the Commitment of such Defaulting Lender pursuant to Section 2.09(a); and (b) the Commitment and Advances of such Defaulting Lender shall not be included in determining whether the Required Lenders or any other requisite Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or modification of this Agreement pursuant to Section 9.01); provided that any amendment, waiver or modification of a type described in clause (a), (b) or (c) of the first proviso in Section 9.01 shall require the consent of such Defaulting Lender to the extent otherwise required in accordance with the terms thereof. In the event that each of the Administrative Agent and Mondelēz International agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then such Lender shall purchase at par such of the Advances of the other Lenders (together with any break funding incurred by such other Lenders as a result of such purchase) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Advances in accordance with its pro rata portion of the total Commitments and clauses (a) and (b) above shall cease to apply (it being agreed that such Defaulting Lender shall not be entitled to receive any Facility Fee that, in accordance with clause (a) above, shall have ceased to accrue during the period when it was a Defaulting Lender, and all amendments, waivers or modifications effected without its consent in accordance with the provisions of clause (b) above during such period shall be binding on it). ARTICLE III Conditions to Effectiveness and Lending SECTION 3.01 Conditions Precedent to Effectiveness. This Agreement and the obligations of the Lenders to make Advances hereunder shall become effective on and as of the first date (the “Effective Date”) on which the following conditions precedent have been satisfied, or waived in accordance with Section 9.01: (a) The Administrative Agent (or its counsel) shall have received from each party hereto a counterpart of this Agreement signed on behalf of such party (which, subject to Section 9.10(b), may include any Electronic Signatures transmitted by emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page). (b) On the Effective Date, the following statements shall be true and the Administrative Agent shall have received a certificate signed by a duly authorized officer of Mondelēz International, dated the Effective Date, stating that: (i) the representations and warranties contained in Section 4.01 are correct on and as of the Effective Date, and (ii) no Default or Event of Default has occurred and is continuing on and as of the Effective Date. (c) The Administrative Agent shall have received the following, each dated such day, in form and substance satisfactory to the Administrative Agent:

-37- [[6654911]] (i) A certificate of the Secretary or an Assistant Secretary of Mondelēz International certifying the names and true signatures of the officers of Mondelēz International authorized to sign this Agreement and the other documents to be delivered hereunder and attaching copies of the organizational documents of Mondelēz International and a copy of the resolutions of the Board of Directors of Mondelēz International approving this Agreement and certifying such copies as true, complete and correct. (ii) A certificate issued as of a recent date by the Clerk of the State Corporation Commission of the Commonwealth of Virginia as to the due existence and good standing of Mondelēz International. (iii) Opinions with respect to this Agreement and the transactions contemplated thereby of (A) Gibson, Dunn & Crutcher LLP, special New York counsel to Mondelēz International, (B) Hunton Andrews Kurth LLP, special Virginia counsel to Mondelēz International, and (C) internal counsel for Mondelēz International, in each case, dated the Effective Date, addressed to the Administrative Agent and the Lenders and reasonably satisfactory to the Administrative Agent. (iv) A certificate of the chief financial officer or treasurer of Mondelēz International certifying that as of December 31, 2024, (A) the aggregate amount of Debt, payment of which is secured by any Lien referred to in clause (iii) of Section 5.02(a), does not exceed $400,000,000, and (B) the aggregate amount of Debt, payment of which is secured by any Lien referred to in clause (iv) of Section 5.02(a), does not exceed $200,000,000. (d) The Administrative Agent, the Joint Lead Arrangers and the Lenders shall have received payment in full in cash of all fees and expenses due to them pursuant to the Fee Letter (including the reasonable fees and out-of-pocket disbursements of Cravath, Swaine & Moore LLP, as counsel to the Administrative Agent). (e) The Administrative Agent and the Lenders shall have received from Mondelēz International all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been reasonably requested by the Administrative Agent and the Lenders. (f) The Existing Five-Year Credit Agreement and all Commitments under and as defined in the Existing Five-Year Credit Agreement shall have been, or concurrently with the Effective Date shall be, terminated, and all amounts outstanding or accrued for the accounts of the lenders thereunder shall have been, or concurrently with the Effective Date shall be, paid. Each of the Lenders that is a party to the Existing Five-Year Credit Agreement hereby waives any requirement of prior notice for the termination of the commitments thereunder. The Administrative Agent shall notify Mondelēz International and the Initial Lenders of the date which is the Effective Date upon satisfaction or waiver of all of the conditions precedent set forth in this Section 3.01. For purposes of determining compliance with the conditions specified in this Section 3.01, by its delivery of a signature page hereto, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders. SECTION 3.02 Initial Advance to Each Designated Subsidiary. The obligation of each Lender to make an initial Advance to any Designated Subsidiary following any designation of such Designated Subsidiary as a Borrower hereunder pursuant to Section 9.08 is subject to the receipt by the Administrative Agent on or before such date of designation of each of the following, in form and substance

-38- [[6654911]] satisfactory to the Administrative Agent and, except as otherwise provided below, dated such date of designation: (a) Certified copies of the resolutions of the Board of Directors or other appropriate governing body (or of the appropriate committee thereof) of such Designated Subsidiary (with a certified English translation if the original thereof is not in English) approving the Designation Agreement and this Agreement and authorizing the execution and delivery of the Designation Agreement and the performance of the Designation Agreement and this Agreement, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Designation Agreement and this Agreement. (b) A certificate of a proper officer of such Designated Subsidiary certifying the names and true signatures of the officers of such Designated Subsidiary authorized to sign the Designation Agreement and the other documents to be delivered hereunder or thereunder and attaching copies of the organizational documents of such Designated Subsidiary and certifying such copies as true, complete and correct. (c) To the extent applicable and available in the relevant jurisdiction, a certificate issued as of a recent date prior to the date of such designation by the Secretary of State or other appropriate Governmental Authority of the jurisdiction of formation of such Designated Subsidiary as to the due existence and good standing of such Designated Subsidiary. (d) A certificate signed by a duly authorized officer of the Designated Subsidiary certifying that such Designated Subsidiary shall have obtained all governmental and third party authorizations, consents, approvals (including exchange control approvals) and licenses required under applicable laws and regulations necessary for such Designated Subsidiary to execute and deliver the Designation Agreement and to perform its Obligations hereunder and thereunder. (e) The Designation Agreement of such Designated Subsidiary, substantially in the form of Exhibit C hereto. (f) A favorable opinion of counsel (which may be in-house counsel) to such Designated Subsidiary, covering, to the extent customary and appropriate for the relevant jurisdiction, the opinions outlined on Exhibit D hereto. (g) (i) All information relating to any such Designated Subsidiary reasonably requested by any Lender through the Administrative Agent not later than five Business Days after such Lender shall have been notified of the designation of such Designated Subsidiary under Section 9.08 in order to allow such Lender to comply with “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, or any similar rules or regulations under applicable foreign laws, and (ii) to the extent such Designated Subsidiary qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Designated Subsidiary to the extent reasonably requested by any Lender through the Administrative Agent not later than five Business Days after such Lender shall have been notified of the designation of such Designated Subsidiary under Section 9.08. SECTION 3.03 Conditions Precedent to Each Borrowing. The obligation of each Lender to make an Advance on the occasion of each Borrowing shall be subject to the conditions precedent that the Effective Date shall have occurred (and, in the case of any Borrowing for the account of a Designated Subsidiary, the conditions set forth in Section 3.02 with respect to such Designated Subsidiary shall have been satisfied) and on the date of such Borrowing the following statements shall be true, and the acceptance by the applicable Borrower of the proceeds of such Borrowing shall be deemed to be a

-39- [[6654911]] representation and warranty by Mondelēz International and, if applicable, the applicable Designated Subsidiary that: (a) the representations and warranties contained in Section 4.01 (except the representations set forth in the last sentence of subsection (e) and in subsection (f) thereof (other than clause (i) thereof)) are correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and, if such Borrowing shall have been requested by a Designated Subsidiary, the representations and warranties of such Designated Subsidiary contained in its Designation Agreement are correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and (b) before and after giving effect to the application of the proceeds of all Borrowings on such date (together with any other resources of the Borrowers applied together therewith), no Default or Event of Default has occurred and is continuing or would result from such Borrowing. ARTICLE IV Representations and Warranties SECTION 4.01 Representations and Warranties of Mondelēz International. Mondelēz International represents and warrants as to itself and, as applicable, its Subsidiaries as follows: (a) Mondelēz International is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. (b) The execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party are within the corporate powers of Mondelēz International, have been duly authorized by all necessary corporate action on the part of Mondelēz International and do not contravene (i) the charter or by-laws of Mondelēz International or (ii) in any material respect, any law, rule, regulation or order of any court or other Governmental Authority or any contractual restriction binding on Mondelēz International. (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by Mondelēz International of this Agreement or the other Loan Documents to which it is a party. (d) This Agreement is, and each of the other Loan Documents to which it is a party when delivered by Mondelēz International will be, a legal, valid and binding obligation of Mondelēz International enforceable against Mondelēz International in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. (e) As reported in Mondelēz International’s Annual Report on Form 10-K for the year ended December 31, 2024, the consolidated balance sheet of Mondelēz International and its Subsidiaries as of December 31, 2024 and the consolidated statements of earnings and cash flows of Mondelēz International and its Subsidiaries for the year then ended present fairly, in all material respects, the consolidated financial position of Mondelēz International and its Subsidiaries as at such date and the consolidated results of the operations and cash flows of Mondelēz International and its Subsidiaries for the year ended on such date, all in accordance with GAAP. Except as disclosed in Mondelēz International’s

-40- [[6654911]] Annual Report on Form 10-K for the year ended December 31, 2024, or in any Current Report on Form 8- K filed with the Commission subsequent to December 31, 2024, but prior to the Effective Date, or any amendment to the foregoing filed with the Commission subsequent to December 31, 2024, but prior to the Effective Date, since December 31, 2024, there has been no material adverse change in the financial condition or operations of Mondelēz International and its Subsidiaries, taken as a whole. (f) There is no action or proceeding pending or, to the knowledge of Mondelēz International, threatened against Mondelēz International or any of its Subsidiaries before any court or other Governmental Authority or arbitrator (a “Proceeding”) (i) that purports to affect the legality, validity or enforceability of this Agreement or (ii) except for Proceedings disclosed in Mondelēz International’s Annual Report on Form 10-K for the year ended December 31, 2024, or in any Current Report on Form 8- K filed with the Commission subsequent to December 31, 2024, but prior to the Effective Date, or any amendment to the foregoing filed with the Commission subsequent to December 31, 2024, but prior to the Effective Date, or, with respect to Proceedings commenced after the date of the most recent such document but prior to the Effective Date, a certificate, if any, delivered to the Lenders prior to the Effective Date, that may materially adversely affect the financial condition or results of operations of Mondelēz International and its Subsidiaries taken as a whole. (g) Mondelēz International owns directly or indirectly 100% of the capital stock (or similar equity interests) of each other Borrower. (h) None of the proceeds of any Advance will be used, directly or indirectly, for any purpose that would result in a violation of Regulation U. (i) Mondelēz International has implemented and maintains in effect policies and procedures reasonably designed to promote compliance by Mondelēz International and each of its Subsidiaries and their respective directors, officers, employees and agents (acting in their capacity as such) with the FCPA and other applicable Anti-Corruption Laws and applicable Sanctions. None of (i) Mondelēz International or any of its Subsidiaries or (ii) to the knowledge of Mondelēz International, any director, officer, employee or Borrower Agent of Mondelēz International or its Subsidiaries, is a Sanctioned Person. (j) No Borrower is an Affected Financial Institution. (k) No Borrower is or is required to be registered as an “investment company” under the Investment Company Act of 1940. ARTICLE V Covenants of Mondelēz International SECTION 5.01 Affirmative Covenants. Commencing on the Effective Date and for as long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, Mondelēz International will: (a) Compliance with Laws, Etc. Comply, and cause each Major Subsidiary to comply, in all material respects, with all applicable laws, rules, regulations and orders (such compliance to include, without limitation, complying with ERISA and paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith), noncompliance with which would materially adversely affect the financial condition or operations of Mondelēz International and its Subsidiaries, taken as a whole.

-41- [[6654911]] (b) Maintenance of Total Shareholders’ Equity. Maintain Total Shareholders’ Equity of not less than the Minimum Shareholders’ Equity. (c) Reporting Requirements. Furnish to the Lenders: (i) as soon as available and in any event within 5 days after the due date for Mondelēz International to have filed its Quarterly Report on Form 10-Q with the Commission for the first three quarters of each fiscal year, an unaudited interim condensed consolidated balance sheet of Mondelēz International and its Subsidiaries as of the end of such quarter and unaudited interim condensed consolidated statements of earnings and cash flows of Mondelēz International and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter and, in the case of such statement of earnings, for such fiscal quarter, certified by the chief financial officer of Mondelēz International; (ii) as soon as available and in any event within 15 days after the due date for Mondelēz International to have filed its Annual Report on Form 10-K with the Commission for each fiscal year, a copy of the consolidated financial statements for such year for Mondelēz International and its Subsidiaries, audited by PricewaterhouseCoopers LLP (or other independent auditors which, as of the date of this Agreement, are one of the “big four” accounting firms); (iii) all reports which Mondelēz International sends to any of its shareholders, and copies of all reports on Form 8-K (or any successor forms adopted by the Commission) which Mondelēz International files with the Commission; (iv) as soon as possible and in any event within five days after any officer of Mondelēz International obtains knowledge of the occurrence of each Default or Event of Default continuing on the date of such statement, a statement of the chief financial officer or treasurer of Mondelēz International setting forth details of such Default or Event of Default and the action which Mondelēz International has taken and proposes to take with respect thereto; and (v) promptly after such request, (A) such other information respecting the condition or operations, financial or otherwise, of Mondelēz International or any Major Subsidiary as any Lender through the Administrative Agent may from time to time reasonably request and (B) all documentation and other information that any Lender may from time to time reasonably request in order to comply with ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation. In lieu of furnishing the Lenders the items referred to in clauses (i), (ii) and (iii) above, Mondelēz International may make such items publicly available on the Internet at www.mondelezinternational.com, www.sec.gov or another website identified by Mondelēz International to the Administrative Agent (which website includes an option to subscribe to a free service alerting subscribers by email of new Commission filings) or any successor or replacement website thereof, or by similar electronic means. (d) Ranking. Cause each Advance made to Mondelēz International and each Guaranty by Mondelēz International of an Advance made to another Borrower hereunder at all times to constitute senior Debt of Mondelēz International ranking equally in right of payment with all existing and future senior Debt of Mondelēz International and senior in right of payment to all existing and future subordinated Debt of Mondelēz International. (e) Anti-Corruption Laws and Sanctions. Maintain in effect policies and procedures reasonably designed to promote that no Borrowing will be made, and not use the proceeds of any Borrowing

-42- [[6654911]] (or permit the proceeds of any Borrowing to be used), (i) for the purpose of funding payments to any officer or employee of a Governmental Authority or of a Person controlled by a Governmental Authority, to any Person acting in an official capacity for or on behalf of any Governmental Authority or Person controlled by a Governmental Authority, or to any political party, official of a political party, or candidate for political office, in each case in violation of the FCPA, (ii) for the purpose of funding payments in violation of other applicable Anti-Corruption Laws, (iii) for the purpose of financing the activities of any Sanctioned Person or, unless authorized by Sanctions, in any Sanctioned Country or (iv) in any manner that would result in the violation of applicable Sanctions by any party hereto. SECTION 5.02 Negative Covenants. Commencing on the Effective Date and for as long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, Mondelēz International will not: (a) Liens, Etc. Create or suffer to exist, or permit any Major Subsidiary to create or suffer to exist, any lien, security interest or other charge or encumbrance (other than operating leases and licensed intellectual property), or any other type of preferential arrangement (“Liens”), upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any Major Subsidiary to assign, any right to receive income, in each case to secure or provide for the payment of any Debt of any Person, other than: (i) Liens upon or in property acquired or held by it or any Major Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure indebtedness incurred solely for the purpose of financing the acquisition of such property; (ii) Liens existing on property at the time of its acquisition (other than any such Lien created in contemplation of such acquisition); (iii) Liens existing on the date hereof securing Debt; (iv) Liens on property financed through the issuance of industrial revenue bonds in favor of the holders of such bonds or any agent or trustee therefor; (v) Liens existing on property of any Person acquired by Mondelēz International or any Major Subsidiary (other than any such Liens created in contemplation of such acquisition); (vi) Liens securing Debt in an aggregate amount not in excess of 15% of Consolidated Tangible Assets; (vii) Liens upon or with respect to Margin Stock; (viii) Liens in favor of Mondelēz International or any Major Subsidiary; (ix) precautionary Liens provided by Mondelēz International or any Major Subsidiary in connection with the sale, assignment, transfer or other disposition of assets by Mondelēz International or such Major Subsidiary which transaction is determined by the Board of Directors of Mondelēz International or such Major Subsidiary to constitute a “sale” under accounting principles generally accepted in the United States; and (x) any extension, renewal or replacement of the Liens referred to in clause (i), (ii), (iii), (iv) or (v) above, provided that (A) such Lien does not extend to any additional assets (other than a substitution of like assets) and (B) the amount of Debt secured by any such Lien is not increased.

-43- [[6654911]] (b) Mergers, Etc. Consolidate with or merge into (or permit any Designated Subsidiary to consolidate with or merge into), or convey or transfer, or permit one or more of its Subsidiaries to convey or transfer, the properties and assets of Mondelēz International and its Subsidiaries substantially as an entirety to, any Person unless (i) immediately before and after giving effect thereto, no Default or Event of Default would exist and (ii)(A) in the case of any merger or consolidation to which Mondelēz International is a party, the surviving Person (if not Mondelēz International) is a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and assumes all of Mondelēz International’s obligations under this Agreement (including, without limitation, the obligations set forth in Article VIII) and the other Loan Documents to which it is a party, in each case, by the execution and delivery of an instrument or instruments in form and substance reasonably satisfactory to the Administrative Agent and (B) in the case of any merger or consolidation to which a Designated Subsidiary is a party, unless, substantially concurrently with the consummation thereof, such Designated Subsidiary shall cease to be a Designated Subsidiary in accordance with Section 9.08(b), the surviving Person (if not such Designated Subsidiary) assumes all obligations of such Designated Subsidiary under this Agreement, its Designation Agreement and the other Loan Documents to which it is a party, in each case, by the execution and delivery of an instrument or instruments in form and substance reasonably satisfactory to the Administrative Agent. ARTICLE VI Events of Default SECTION 6.01 Events of Default. Each of the following events shall constitute an “Event of Default”: (a) Mondelēz International or any other Borrower shall fail to pay any principal of any Advance when the same becomes due and payable; or Mondelēz International or any other Borrower shall fail to pay interest on any Advance, or Mondelēz International shall fail to pay any fees payable under Section 2.09, within 10 days after the same becomes due and payable (or after notice from the Administrative Agent in the case of fees referred to in Section 2.09(b)); (b) Any representation or warranty made or deemed to have been made by Mondelēz International or any other Borrower herein or by Mondelēz International or any other Borrower (or any of their respective officers) in connection with this Agreement shall prove to have been incorrect in any material respect when made or deemed to have been made; (c) Mondelēz International or any other Borrower shall fail to perform or observe (i) any term, covenant or agreement contained in Section 5.01(b), 5.01(c)(iv) or 5.02(b), (ii) any term, covenant or agreement contained in Section 5.02(a) if such failure shall remain unremedied for 15 days after written notice thereof shall have been given to Mondelēz International by the Administrative Agent or any Lender or (iii) any other term, covenant or agreement contained in this Agreement on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to Mondelēz International by the Administrative Agent or any Lender; (d) Mondelēz International, any other Borrower or any Major Subsidiary shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $200,000,000 in the aggregate (but excluding Debt arising under this Agreement) of Mondelēz International, such other Borrower or such Major Subsidiary, as the case may be, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt unless adequate provision for any such payment has been made in form

-44- [[6654911]] and substance satisfactory to the Required Lenders; or any Debt of Mondelēz International, any other Borrower or any Major Subsidiary which is outstanding in a principal amount of at least $200,000,000 in the aggregate (but excluding Debt arising under this Agreement) shall be declared to be due and payable, or required to be prepaid (other than by a scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof as a result of a breach by Mondelēz International, such other Borrower or such Major Subsidiary, as the case may be, of the agreement or instrument relating to such Debt unless adequate provision for the payment of such Debt has been made in form and substance satisfactory to the Required Lenders; (e) Mondelēz International, any other Borrower or any Major Subsidiary shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Mondelēz International, any other Borrower or any Major Subsidiary seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any of its property constituting a substantial part of the property of Mondelēz International and its Subsidiaries taken as a whole) shall occur; or Mondelēz International, any other Borrower or any Major Subsidiary shall take any corporate action to authorize any of the actions set forth above in this subsection (e); (f) Any judgment or order for the payment of money in excess of $200,000,000 shall be rendered against Mondelēz International, any other Borrower or any Major Subsidiary and there shall be any period of 60 consecutive days during which a stay of enforcement of such unsatisfied judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; (g) Mondelēz International, any other Borrower or any ERISA Affiliate shall incur, or shall be reasonably likely to incur, liability as a result of the occurrence of any ERISA Event that would, individually or in the aggregate, materially adversely affect the financial condition or operations of Mondelēz International and its Subsidiaries taken as a whole; provided, however, that no Default or Event of Default under this Section 6.01(g) shall be deemed to have occurred if Mondelēz International, any other Borrower or any ERISA Affiliate shall have made arrangements satisfactory to the PBGC or the Required Lenders to discharge or otherwise satisfy such liability (including the posting of a bond or other security); or (h) So long as any Subsidiary of Mondelēz International is a Designated Subsidiary, the Guaranty provided by Mondelēz International under Article VIII hereof in respect of such Designated Subsidiary shall for any reason cease (other than in accordance with the provisions of Article VIII) to be valid and binding on Mondelēz International or Mondelēz International shall so state in writing. SECTION 6.02 Lenders’ Rights upon Event of Default. If an Event of Default occurs and is continuing, then the Administrative Agent shall at the request, or may with the consent, of the Required Lenders, by notice to Mondelēz International: (a) declare the obligation of each Lender to make further Advances to be terminated, whereupon the same shall forthwith terminate, and

-45- [[6654911]] (b) declare all the Advances then outstanding, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Advances then outstanding, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers; provided, however, that in the case of an Event of Default under Section 6.01(e) with respect to any Borrower, (i) the obligation of each Lender to make Advances shall automatically be terminated and (ii) the Advances then outstanding, all such interest and all such other amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrowers. ARTICLE VII The Administrative Agent SECTION 7.01 Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent to take such action and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. Without limiting the foregoing, each Lender hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents. As to any matters not expressly provided for in this Agreement and the other Loan Documents (including, without limitation, enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided herein), and, unless and until revoked in writing, such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Administrative Agent shall not be required to take any action that, in its opinion, exposes the Administrative Agent to liability or that is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Loan Documents, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. The

-46- [[6654911]] motivations of the Administrative Agent are commercial in nature and not to invest in the general performance or operations of Mondelēz International or its Subsidiaries. Nothing in this Agreement or any other Loan Document shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. SECTION 7.02 Administrative Agent’s Reliance, Etc. Neither the Administrative Agent nor any of its Affiliates or its or their directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final and non-appealable judgment. Without limitation of the generality of the foregoing, the Administrative Agent: (a) may treat the Lender that made any Advance as the holder of the Debt resulting therefrom until the Administrative Agent receives and accepts an Assignment and Assumption entered into by such Lender, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07; (b) may consult with legal counsel (including counsel for Mondelēz International or any other Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any other Loan Document by Mondelēz International or any other Borrower or the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, and shall not have any duty to ascertain or to inquire as to the satisfaction of any condition set forth in Article III or elsewhere in this Agreement or any other Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document on the part of Mondelēz International or any other Borrower or to inspect the property (including the books and records) of Mondelēz International or such other Borrower; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (f) shall be deemed not to have knowledge of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of default”) is given to the Administrative Agent by Mondelēz International or a Lender; and (g) shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and signed or sent by the proper Person (whether or not such Person in fact meets the requirements set forth in this Agreement or any other Loan Document for being the signatory, sender or authenticator thereof), and the Administrative Agent shall be entitled to rely, and shall incur no liability for relying, upon any

-47- [[6654911]] statement made to it orally or by telephone and believed by it to be made by the proper Person (whether or not such Person in fact meets the requirements set forth in this Agreement or any other Loan Document for being the maker thereof), and may act upon any such statement prior to receipt of written confirmation thereof. SECTION 7.03 The Administrative Agent and Affiliates. With respect to its Commitment and the Advances made by it, the Administrative Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with Mondelēz International, any other Borrower, any of their respective Subsidiaries and any Person that may do business with or own securities of Mondelēz International, any other Borrower or any such Subsidiary, all as if the Administrative Agent were not the Administrative Agent and without any duty to account therefor to the Lenders. SECTION 7.04 Acknowledgment of Lenders. (a) Each Lender acknowledges that (i) this Agreement sets forth the terms of a commercial lending facility, (ii) in participating as a Lender it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender, in each case, in the ordinary course of business, and not for the purpose of investing in the general performance or operations of Mondelēz International and its Subsidiaries, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities law), (iii) it has, independently and without reliance upon the Administrative Agent, any Joint Lead Arranger, any Co-Syndication Agent, any Co-Documentation Agent or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender and to make, acquire or hold loans or other credit extensions hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Joint Lead Arranger, any Co-Syndication Agent, any Co- Documentation Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. (b) (i) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the NYFRB Rate, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment

-48- [[6654911]] with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 7.04(b) shall be conclusive, absent manifest error. (ii) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the NYFRB Rate. (iii) Each of the Borrowers hereby agrees that (x) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations owed by any Borrower. (iv) Each party’s obligations under this Section 7.04(b) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all obligations under this Agreement or any Note. (c) The Lenders acknowledge that there may be a constant flow of information (including information which may be subject to confidentiality obligations in favor of Mondelēz International and its Subsidiaries) between Mondelēz International and its Affiliates, on the one hand, and JPMorgan Chase Bank, N.A. and its Affiliates, on the other hand. Without limiting the foregoing, Mondelēz International and its Affiliates may provide information, including updates to information previously provided to JPMorgan Chase Bank, N.A. and its Affiliates acting in different capacities, including as a lender, lead bank, arranger or potential securities investor, independent of the role of JPMorgan Chase Bank, N.A. as administrative agent hereunder. The Lenders acknowledge that neither JPMorgan Chase Bank, N.A. nor its Affiliates shall be under any obligation to provide any of the foregoing information to them. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide, and shall not be liable for the failure to provide, any Lender with any credit or other information concerning the Loans, the Lenders, the business, prospects, operations, property, financial and other condition or creditworthiness of Mondelēz International or any of its Affiliates that is communicated to, obtained by, or in the possession of, the Administrative Agent or any of its Affiliates in any capacity, including any information obtained by the Administrative Agent in the course of communications among the Administrative Agent and Mondelēz International, any of its Affiliates or any other Person. Notwithstanding the foregoing, any such information may (but shall not be required to) be shared by the

-49- [[6654911]] Administrative Agent with one or more Lenders, or any formal or informal committee or ad hoc group of such Lenders, including at the direction of Mondelēz International. SECTION 7.05 Indemnification. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed by Mondelēz International or the other Borrowers, and without limiting the obligation of Mondelēz International or the other Borrowers to do so), ratably according to the respective pro rata shares (determined, as set forth below, as of the time that the applicable indemnity in respect of Indemnified Costs is sought), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent, any of its sub-agents, each of their respective Affiliates and each of their and their respective Affiliates’ control persons, directors, partners, officers, employees, representatives, advisers, attorneys and agents, in each case, in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by the Administrative Agent or any such sub-agent under this Agreement or any other Loan Document, in each case, to the extent relating to the Administrative Agent or such sub-agent in its capacity as such (collectively, the “Indemnified Costs”); provided that no Lender shall be liable for any portion of the Indemnified Costs resulting from the Administrative Agent’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final and non-appealable judgment. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its pro rata share (determined, as set forth below, as of the time that the applicable reimbursement is sought) of any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Loan Document (to the extent that the Administrative Agent is not reimbursed for such expenses by Mondelēz International or the other Borrowers, and without limiting the obligation of Mondelēz International or the other Borrowers to do so). In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 7.05 applies whether any such investigation, litigation or proceeding is brought by the Administrative Agent, any Lender, any Borrower or a third party. For purposes of this Section 7.05, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the aggregate principal amount of the Advances and unused Commitments at the time (or most recently outstanding and in effect). SECTION 7.06 Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and Mondelēz International and, if the Administrative Agent shall have become a Defaulting Lender under clause (d) of the definition of such term, may be removed at any time by the Required Lenders. Upon the resignation or removal of the Administrative Agent, the Required Lenders shall have the right to appoint a successor Administrative Agent (with the consent of Mondelēz International so long as no Event of Default shall have occurred and be continuing). If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the Required Lenders’ removal of the retiring Administrative Agent, then the retiring or removed Administrative Agent may (with the consent of Mondelēz International so long as no Event of Default shall have occurred and be continuing), on behalf of the Lenders, appoint a successor Administrative Agent, which shall be (a) a Lender and (b) a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring or removed Administrative Agent, and the retiring or removed Administrative Agent shall be discharged from its duties and obligations under this Agreement; provided that should the Administrative Agent for any reason not appoint a successor Administrative Agent, which it is under no obligation to do, then the rights, powers, discretion, privileges

-50- [[6654911]] and duties referred to in this Section 7.06 shall be vested in the Required Lenders until a successor Administrative Agent has been appointed. After any retiring or removed Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article VII and Sections 2.15 and 9.04 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. SECTION 7.07 Joint Lead Arrangers, Co-Syndication Agents and Co-Documentation Agents. Notwithstanding anything herein to the contrary, none of the Joint Lead Arrangers, Co-Syndication Agents or Co-Documentation Agents shall have any duties or responsibilities under this Agreement except in its capacity, as applicable, as Administrative Agent or a Lender hereunder. SECTION 7.08 Withholding Tax. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding tax. Without limiting or expanding the provisions of Section 2.15(a) or 2.15(c), each Lender shall, and does hereby, indemnify the Administrative Agent against, and shall make payable in respect thereof within 30 days after demand therefor, any and all taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the Internal Revenue Service or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold tax from amounts paid to or for the account of such Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of, withholding tax ineffective). A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any Note against any amount due the Administrative Agent under this Section 7.08. The agreements in this Section 7.08 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of this Agreement and any Notes and the repayment, satisfaction or discharge of all other Obligations. SECTION 7.09 Sub-Agents. The Administrative Agent may perform any of and all its duties and exercise its rights and powers hereunder or under any related agreement or instrument by or through any one or more sub-agents appointed by the Administrative Agent, and the Administrative Agent and any such sub-agent may perform any of and all their duties and exercise their rights and powers through their respective Affiliates or branches. The exculpatory, indemnity and reimbursement provisions of this Article VII and Section 9.04 shall apply to any such sub-agent and Affiliate, and their respective directors, officers, employees and agents and shall apply to their respective activities in connection with the syndication of the credit facility provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or wilful misconduct in the selection of such sub- agents. SECTION 7.10 Satisfaction Right. If any Lender shall fail to make any payment required to be made by it hereunder to or for the account of the Administrative Agent, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (a) apply any amounts thereafter received by the Administrative Agent for the account of such Lender hereunder to satisfy such Lender’s obligations in respect of such payment until all such unsatisfied obligations have been discharged or (b) hold any such amounts in a segregated account as cash collateral for, and application to,

-51- [[6654911]] any future funding obligations of such Lender pursuant to Section 2.02(d), 2.14(d), 7.05 or 7.08, in each case in such order as shall be determined by the Administrative Agent in its discretion. SECTION 7.11 Proofs of Claim. In case of the pendency of any proceeding under the Federal Bankruptcy Code or any other judicial proceeding relating to Mondelēz International or any other Borrower, the Administrative Agent (irrespective of whether the principal of any Advance shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Advances and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.09 and 9.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 9.04. SECTION 7.12 Lender Representations with Respect to ERISA. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Joint Lead Arrangers and not, for the avoidance of doubt, to or for the benefit of any Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement,

-52- [[6654911]] (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Advances, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84- 14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent and the Joint Lead Arrangers, in their sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Joint Lead Arrangers and not, for the avoidance of doubt, to or for the benefit of any Borrower, that the Administrative Agent and the Joint Lead Arrangers are not fiduciaries with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent or the Joint Lead Arrangers under this Agreement or any documents related hereto or thereto). SECTION 7.13 Posting of Communications; Approved Borrower Portal. (a) Each Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders by posting such Communications on an Approved Electronic Platform. The Administrative Agent and the Lenders agree that the Borrowers may, but shall not be obligated to, make any Borrower Communications to the Administrative Agent through an Approved Borrower Portal. (b) Although each of the Approved Electronic Platform and the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders and the Borrowers acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform or any Borrower that is added to the Approved Borrower Portal, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders and the Borrowers hereby approves distribution of the Communications through the Approved Electronic Platform and of the Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution. (c) EACH OF THE APPROVED ELECTRONIC PLATFORM, THE COMMUNICATIONS AND THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE BORROWER

-53- [[6654911]] COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM, THE COMMUNICATIONS, THE APPROVED BORROWER PORTAL OR THE BORROWER COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE APPROVED ELECTRONIC PLATFORM, THE COMMUNICATIONS, THE APPROVED BORROWER PORTAL OR THE BORROWER COMMUNICATIONS. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY JOINT LEAD ARRANGER, ANY CO-DOCUMENTATION AGENT, ANY CO-SYNDICATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY BORROWER, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY BORROWER’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM OR ANY BORROWER’S TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL, EXCEPT TO THE EXTENT SUCH DAMAGES, LOSSES OR EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY A FINAL AND NON-APPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH APPLICABLE PARTY OR ANY OF ITS AFFILIATES. (d) Each Lender agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees (i) to notify the Administrative Agent in writing (which could be by email) from time to time of such Lender’s email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address. (e) Each of the Lenders and the Borrowers agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform and the Borrower Communications on the Approved Borrower Portal in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any Borrower to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. ARTICLE VIII Guaranty SECTION 8.01 Guaranty. Mondelēz International hereby unconditionally and irrevocably guarantees (the undertaking of Mondelēz International contained in this Article VIII being this “Guaranty”) the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of each Designated Subsidiary now or hereafter existing under this Agreement or any other Loan Document, its Designation Agreement or any Note, whether for principal, interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding,

-54- [[6654911]] regardless of whether allowed or allowable in such proceeding), fees, expenses or otherwise (such obligations being the “Designated Subsidiary Obligations”). This Guaranty is a guaranty of payment and not of collection. SECTION 8.02 Guaranty Absolute. Mondelēz International guarantees that the Designated Subsidiary Obligations will be paid strictly in accordance with the terms of this Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or the Lenders with respect thereto. The liability of Mondelēz International under this Guaranty shall be absolute and unconditional, irrespective of: (a) any lack of validity, enforceability or genuineness of any provision of this Agreement, any other Loan Document or any other agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Designated Subsidiary Obligations, or any other amendment or waiver of or any consent to departure from this Agreement or any other Loan Document; (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Designated Subsidiary Obligations; (d) any law or regulation of any jurisdiction or any other event affecting any term of a Designated Subsidiary Obligation; or (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Mondelēz International or any other Borrower. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Designated Subsidiary Obligations is rescinded or must otherwise be returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of a Designated Subsidiary or otherwise, all as though such payment had not been made. SECTION 8.03 Waivers. (a) Mondelēz International hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Designated Subsidiary Obligations and this Guaranty and any requirement that the Administrative Agent or any Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against a Designated Subsidiary or any other Person or any collateral. (b) Mondelēz International hereby irrevocably subordinates any claims or other rights that it may now or hereafter acquire against any Designated Subsidiary that arise from the existence, payment, performance or enforcement of Mondelēz International’s obligations under this Guaranty or this Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any Lender against such Designated Subsidiary or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from such Designated Subsidiary, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, in each case to the claims and rights of the Administrative Agent and the Lenders in respect of the payment in full of the Designated Subsidiary Obligations and all other amounts payable under the Guaranty relating to such Designated Subsidiary (the “Payment in Full”) and Mondelēz International agrees not to enforce any such

-55- [[6654911]] claim for payment against any such Designated Subsidiary until the Payment in Full has occurred. If any amount shall be paid to Mondelēz International in violation of the preceding sentence at any time prior to the later of the Payment in Full and the Termination Date, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent to be credited and applied to the Designated Subsidiary Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of this Agreement and this Guaranty, or to be held as collateral for any Designated Subsidiary Obligations or other amounts payable under this Guaranty thereafter arising. Mondelēz International acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Agreement and this Guaranty and that the agreements set forth in this Section 8.03(b) are knowingly made in contemplation of such benefits. Notwithstanding the foregoing provisions of this Section 8.03(b), Mondelēz International shall be permitted to charge, and any Borrower shall be permitted to pay, a guaranty fee in connection with the entry by Mondelēz International into this Guaranty, as may be agreed by Mondelēz International and such Borrower. SECTION 8.04 Continuing Guaranty. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until cash payment in full of the Designated Subsidiary Obligations (including any and all Designated Subsidiary Obligations which remain outstanding after the Termination Date) and all other amounts payable under this Guaranty, (b) be binding upon each of Mondelēz International and its successors and assigns, and (c) inure to the benefit of and be enforceable by the Lenders, the Administrative Agent and their respective successors, transferees and assigns. ARTICLE IX Miscellaneous SECTION 9.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by Mondelēz International or any other Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and Mondelēz International, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall (a) increase the Commitment of any Lender, or change the currency in which Advances are available thereunder, without the prior written consent of such Lender, (b) reduce the principal of, or the amount or rate of interest on, any Advance of any Lender, or any fee payable to any Lender, without the prior written consent of such Lender, (c) postpone any date fixed for any payment of principal of, or interest on, any Advance of any Lender, or any fee payable to any Lender, or postpone the scheduled date of expiration of the Commitment of any Lender, in each case, without the prior written consent of such Lender, (d) change the percentage set forth in the definition of the term “Required Lenders” or any other provision of this Agreement or any other Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, in each case, without the written consent of each Lender, (e) release Mondelēz International from any of its obligations under Article VIII without the written consent of each Lender, (f) change Section 2.16 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender or (g) amend this Section 9.01 without the written consent of each Lender; provided further that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any Designation Agreement, (ii) this Agreement may be amended as set forth in Section 2.08(b), 2.10(b)(ix) and 2.18(a) and (iii) any provision of this Agreement or any other Loan Document may be amended by an agreement in writing entered into by Mondelēz International and the Administrative Agent to cure any ambiguity, omission, defect or inconsistency so long as, in each case under this clause (iii), the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within

-56- [[6654911]] five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment. SECTION 9.02 Notices, Etc. (a) Addresses. All notices and other communications provided for hereunder shall be in writing and mailed by certified or registered mail, emailed or delivered by hand or overnight courier service as follows: (i) if to Mondelēz International or any other Borrower: c/o Mondelēz International, Inc. 905 West Fulton Market, Suite 200 Chicago, Illinois 60607 Attention: Executive Vice President and Chief Financial Officer Email: corporate.secretary@mdlz.com with copies to: c/o Mondelēz International, Inc. 905 West Fulton Market, Suite 200 Chicago, Illinois 60607 Attention: Treasurer Email: corporate.secretary@mdlz.com and c/o Mondelēz International, Inc. 905 West Fulton Market, Suite 200 Chicago, Illinois 60607 Attention: Assistant Treasurer Email: corporate.secretary@mdlz.com (ii) if to Mondelēz International, as guarantor: Mondelēz International, Inc. 905 West Fulton Market, Suite 200 Chicago, Illinois 60607 Attention: Senior Vice President and Corporate Secretary Email: corporate.secretary@mdlz.com (iii) if to any Lender, to it at its address (or email) set forth in its Administrative Questionnaire delivered to the Administrative Agent in connection herewith; (iv) if to the Administrative Agent from any Borrower, to it at the address separately provided to Mondelēz International; (v) if to the Administrative Agent from any Lender, to it at its address (or email) set forth in its Administrative Questionnaire;

-57- [[6654911]] or, as to Mondelēz International, any other Borrower or the Administrative Agent, at such other address (or email) as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address (or email) as shall be designated by such party in a written notice to Mondelēz International and the Administrative Agent. Notices and other communications by the Administrative Agent to the Lenders hereunder may, in addition to email, be delivered or furnished by electronic communications (including Internet and intranet websites and the Approved Electronic Platform) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices under Article II to any Lender if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by such electronic communication. (b) Effectiveness of Notices. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; and, unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgment); provided that, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Approved Electronic Platform shall be deemed received upon the deemed receipt by the intended recipient at its email address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. SECTION 9.03 No Waiver; Remedies. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Administrative Agent and the Lenders provided herein and under the other Loan Documents are cumulative and not exclusive of any rights or remedies provided by law. Without limiting the generality of the foregoing, the execution and delivery of this Agreement or the making of any Advance shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender or any of their respective Affiliates may have had notice or knowledge of such Default at the time. SECTION 9.04 Costs and Expenses; Breakage; Indemnification; Limitation of Liability. (a) Administrative Agent; Enforcement. Mondelēz International agrees to pay on demand (i) all reasonable costs and expenses of the Administrative Agent and the Joint Lead Arrangers in connection with the preparation, execution, delivery, administration (excluding any cost or expenses for administration related to the overhead of the Administrative Agent), modification and amendment of this Agreement and the documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and the Joint Lead Arrangers with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement (which, insofar as such costs and expenses relate to the preparation, execution and delivery of this Agreement and the closing hereunder, shall be limited to the reasonable fees and expenses of Cravath, Swaine & Moore LLP), and (ii) all costs and expenses of the Lenders and the Administrative Agent (including, without limitation, reasonable counsel fees and expenses of the Lenders and the Administrative Agent), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the other documents to be delivered hereunder.

-58- [[6654911]] (b) Prepayment of Term SOFR Advances. If any payment of principal of any Term SOFR Advance is made for any reason other than on the last day of the Interest Period for such Advance or at its maturity, Mondelēz International shall, upon demand by any Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance. (c) Indemnification. Each of Mondelēz International and each other Borrower jointly and severally agrees to indemnify and hold harmless each Agent and each Lender, each of their respective Affiliates and each of their and their respective Affiliates’ control persons, directors, partners, officers, employees, representatives, advisers, attorneys and agents (each, an “Indemnified Party”) from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and disbursements of counsel) which may be incurred by or asserted against any Indemnified Party, in each case in connection with or arising out of, or in connection with the preparation for or defense of, any investigation, litigation, or proceeding (i) relating to this Agreement or any of the other documents delivered hereunder, the Advances or any transaction or proposed transaction (whether or not consummated) in which any proceeds of any Borrowing are applied or proposed to be applied, directly or indirectly, by any Borrower, whether or not such Indemnified Party is a party to such transaction, or (ii) relating to Mondelēz International’s or any other Borrower’s consummation of any transaction or proposed transaction contemplated hereby (whether or not consummated) or entering into this Agreement, or to any actions or omissions of Mondelēz International or any other Borrower, any of their respective Subsidiaries or Affiliates or any of its or their respective officers, directors, employees or agents in connection therewith, in each case whether or not an Indemnified Party is a party thereto and whether or not such investigation, litigation or proceeding is brought by Mondelēz International or any other Borrower or any other Person; provided, however, that neither Mondelēz International nor any other Borrower shall be required to indemnify an Indemnified Party from or against any portion of such claims, damages, losses, liabilities or expenses that is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnified Party. This Section 9.04(c) shall not apply with respect to taxes other than any taxes that represent losses, claims, damages, etc. arising from any non-tax claim. (d) Limitation of Liability. To the extent permitted by applicable law, (A) each party hereto agrees not to assert, and each hereby waives, any claims, damages, losses or liabilities of any kind, on any theory of liability, against any other party hereto or any of their respective Affiliates or, in the case of the Borrowers, against any Lender-Related Person for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to this Agreement or any related document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Advance or the use of the proceeds thereof or any act or omission or event occurring in connection therewith; provided that the foregoing shall not limit the indemnity obligations set forth in Section 7.05 or 9.04(c) and (B) the Borrowers shall not assert, and each hereby waives, any claim against any Lender-Related Person, on any theory of liability, for any claims, damages, losses or liabilities of any kind arising from the use by others of any information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems, including any Approved Electronic Platform or Approved Borrower Portal, in connection with this Agreement or any related document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, or the transactions contemplated hereby or thereby.

-59- [[6654911]] SECTION 9.05 Right of Set-Off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.02 to authorize the Administrative Agent to declare the Advances due and payable pursuant to the provisions of Section 6.02, each Lender is hereby authorized at any time and from time to time after providing written notice to the Administrative Agent of its intention to do so, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or any of its Affiliates to or for the credit or the account of Mondelēz International or any other Borrower against any and all of the obligations of Mondelēz International or any other Borrower now or hereafter existing under this Agreement, whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender shall promptly notify Mondelēz International or the appropriate other Borrower, as the case may be, and the Administrative Agent after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender and its Affiliates under this Section 9.05 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender and its Affiliates may have. SECTION 9.06 Binding Effect; Survival. This Agreement shall be binding upon and inure to the benefit of each of Mondelēz International, the other Borrowers, the Administrative Agent and each Lender and their respective successors and assigns, except that neither Mondelēz International nor any other Borrower (except as expressly permitted under Section 5.02(b)) shall have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of each of the Lenders. The agreements and obligations contained in Sections 2.02(c), 2.12, 2.15 and 9.04, the last sentence of Section 8.02 and Article VII shall survive the payment in full of principal and interest hereunder and the termination of the Commitments or this Agreement. SECTION 9.07 Assignments and Participations. (a) Assignment of Lender Obligations. Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing to it), subject to the following: (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement; (ii) the amount of the Commitment or Advances of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Assumption with respect to such assignment) shall in no event, other than with respect to assignments to other Lenders or Affiliates of Lenders, or an assignment of the entire Commitment of such Lender or the entire amount of the Advances owing to such Lender, be less than $10,000,000, subject in each case to reduction at the sole discretion of Mondelēz International, and shall be an integral multiple of $1,000,000; (iii) each such assignment shall require the prior written consent of (x) the Administrative Agent, and (y) unless an Event of Default under Sections 6.01(a) or 6.01(e) has occurred and is continuing, Mondelēz International (such consents not to be unreasonably withheld or delayed and such consents by Mondelēz International shall be deemed to be given if no objection is received by the assigning Lender and the Administrative Agent from Mondelēz International within 20 Business Days after written notice of such proposed assignment has been delivered to Mondelēz International); provided that no consent of the Administrative Agent or Mondelēz International shall be required for an assignment to another Lender or an Affiliate of a Lender;

-60- [[6654911]] (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent for its acceptance and recording in the Register, an Assignment and Assumption, together with a processing and recordation fee of $3,500 (unless such assignment is made to an Affiliate of the assigning Lender); provided that, if such assignment is made pursuant to Section 9.07(h), Mondelēz International shall pay or cause to be paid such $3,500 fee; and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable law, including Federal, State and foreign securities laws. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Assumption, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption, have the rights and obligations of a Lender hereunder and (y) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights (other than those provided under Section 9.04 and, with respect to the period during which it is a Lender, Sections 2.12 and 2.15) and be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto), other than Sections 7.04(b) and 9.12. (b) Assignment and Assumption. By executing and delivering an Assignment and Assumption, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Assumption, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Mondelēz International or any other Borrower or the performance or observance by Mondelēz International or any other Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01(e) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (iv) such assignee will, independently and without reliance upon any Agent, such assigning Lender, any other Lender or each of their respective Affiliates and the respective officers, directors, employees, agents and advisors of any of the foregoing, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement or any other Loan Document; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee represents that (A) the source of any funds it is using to acquire the assigning Lender’s interest or to make any Advance is not and will not be plan assets as defined under the regulations of the Department of Labor of any plan subject to Title I of ERISA or Section 4975 of the Internal Revenue Code or (B) the assignment or Advance is not and will not be a non-exempt prohibited transaction as defined in Section 406 of ERISA; (vii) such assignee appoints and authorizes the Administrative Agent to take such action and to exercise such powers and discretion under this Agreement or any other Loan Document as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (viii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement or any other Loan Document are required to be performed by it as a Lender.

-61- [[6654911]] (c) Agent’s Acceptance. Upon its receipt of an Assignment and Assumption executed by an assigning Lender and an assignee, together with any Notes subject to such assignment, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder) and, if applicable, the processing and recordation fee referred to in this Section, the Administrative Agent shall, if such Assignment and Assumption has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Assumption, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to Mondelēz International. (d) Register. The Administrative Agent, acting for this purpose as a non-fiduciary agent of Mondelēz International and the other Borrowers, shall maintain at one of its offices in the United States a copy of each Assignment and Assumption delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal and stated interest amounts of the Advances owing to, each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Mondelēz International, the other Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement, notwithstanding any notice to the contrary. The Register shall be available for inspection by Mondelēz International, any other Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. (e) Sale of Participation. Each Lender may sell participations to one or more Eligible Assignees in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and any Notes held by it), subject to the following: (i) such Lender’s obligations under this Agreement (including, without limitation, its Commitment to Mondelēz International hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) Mondelēz International, the other Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, (iv) each participant shall be entitled to the benefits of Sections 2.12 and 2.15 (subject to the limitations and requirements of those Sections, including the requirements to provide forms and/or certificates pursuant to Section 2.15(e), 2.15(f) or 2.15(g); provided that a participant shall provide the forms and/or certificates solely to the participating Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (a) of this Section; provided further that this clause (iv) shall be subject to clause (vi) below in all respects, (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement or any other Loan Document, or any consent to any departure by Mondelēz International or any other Borrower therefrom, except to the extent that such amendment, waiver or consent is described in clauses (a), (b) and (c) of Section 9.01 and affects such participant; and (vi) a participant shall not be entitled to receive any greater payment under Sections 2.12 and 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, unless the sale of the participation to such participant is made with Mondelēz International’s or the relevant Borrower’s prior written consent (not to be unreasonably withheld or delayed).

-62- [[6654911]] Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the applicable Borrower, maintain a register on which it enters the name and address of each participant and the principal and stated interest amounts of each participant’s interest in the Advances or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. No Lender shall have any obligation to disclose all or any portion of a Participant Register to any Person (including the identity of any participant or any information relating to a participant’s interest in any Commitments, Advances or its other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such Commitment, Advance or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or Section 163(f) of the Internal Revenue Code or the United States Treasury Regulations issued thereunder or, if different, under Sections 871(h) or 881(c) of the Internal Revenue Code. (f) Disclosure of Information. Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to Mondelēz International or any other Borrower furnished to such Lender by or on behalf of Mondelēz International or any other Borrower; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to Mondelēz International or any other Borrower or any of their respective Subsidiaries received by it from such Lender. (g) Security Interest. Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and any Notes held by it) in favor of any Federal Reserve Bank or central bank performing similar functions in accordance with applicable law. (h) Replacement of Lenders. In the event that (i) any Lender shall have delivered a notice pursuant to Section 2.13, (ii) any Borrower shall be required to make additional payments to or for the account of any Lender under Section 2.12 or 2.15, (iii) any Lender (a “Non-Consenting Lender”) shall withhold its consent to any amendment or waiver that requires the consent of all the Lenders or all the affected Lenders and that has been consented to by the Required Lenders, (iv) any Lender shall become a Defaulting Lender or (v) Mondelēz International shall have identified existing Lenders or New Lenders to assume the Commitments of any Non-Extending Lender in accordance with Section 2.10(b), Mondelēz International shall have the right, at its own expense, upon notice to such Lender and the Administrative Agent, (A) except in the case of clause (v), to terminate the Commitment of such Lender or (B) to require such Lender to transfer and assign at par and without recourse (in accordance with and subject to the restrictions contained in this Section 9.07) all its interests, rights and obligations under this Agreement to one or more Eligible Assignees acceptable to Mondelēz International and approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed), which shall assume such obligations; provided, that (x) in the case of any replacement of a Non-Consenting Lender, each assignee shall have consented to the relevant amendment or waiver, (y) no such termination or assignment shall conflict with any law or any rule, regulation or order of any Governmental Authority and (z) the Borrowers or the assignee (or assignees), as the case may be, shall pay to such Lender in immediately available funds on the date of such termination or assignment the principal of and interest accrued to the date of payment on the Advances made by it hereunder and all other amounts accrued for its account or owed to it hereunder. Mondelēz International will not have the right to terminate the Commitment of any Lender, or to require any Lender to assign its rights and interests hereunder, if, prior to such termination or assignment, as a result of a waiver by such Lender or otherwise, the circumstances entitling Mondelēz International to require such termination or assignment cease to apply. Each Lender agrees that, if Mondelēz International

-63- [[6654911]] elects to replace such Lender in accordance with this Section 9.07(h), it shall promptly execute and deliver to the Administrative Agent an Assignment and Assumption to evidence the assignment and shall deliver to the Administrative Agent any Note (if Notes have been issued in respect of such Lender’s Advances) subject to such Assignment and Assumption; provided that the failure of any such Lender to execute an Assignment and Assumption shall not render such assignment invalid and such assignment shall be recorded in the Register. SECTION 9.08 Designated Subsidiaries. (a) Designation. Mondelēz International may at any time, and from time to time after the Effective Date, by delivery to the Administrative Agent of a Designation Agreement duly executed by Mondelēz International and the applicable Subsidiary and substantially in the form of Exhibit C hereto, designate any wholly owned Subsidiary as a “Designated Subsidiary” for purposes of this Agreement and such Subsidiary shall thereupon, but subject to the satisfaction of the conditions precedent set forth in Section 3.02, become a “Designated Subsidiary” for purposes of this Agreement and, as such, shall have all of the rights and obligations of a Borrower hereunder. The Administrative Agent shall promptly notify each Lender of each such designation by Mondelēz International and the identity of the applicable Subsidiary. Notwithstanding the foregoing, no Lender shall be required to make Advances to a Designated Subsidiary in the event that the making of such Advances would or could reasonably be expected to breach, violate or otherwise be inconsistent with any internal policy (other than with respect to Designated Subsidiaries formed under the laws of any nation that is a member of the Organization for Economic Cooperation and Development as of the date hereof), law or regulation to which such Lender is, or would be upon the making of such Advance, subject. In addition, each Lender shall have the right to make any Advances to any Designated Subsidiary that is a Foreign Subsidiary of Mondelēz International through an Affiliate or non-U.S. branch of such Lender designated by such Lender at its sole option; provided that such designation and Advance does not, in and of itself, subject the Borrowers to greater costs pursuant to Section 2.12 or 2.15 than would have been payable if such Lender made such Advance directly. (b) Termination. (i) Upon the payment and performance in full of all of the indebtedness, liabilities and obligations under this Agreement of any Designated Subsidiary then, so long as at the time no Notice of Borrowing in respect of such Designated Subsidiary is outstanding, such Subsidiary’s status as a “Designated Subsidiary” shall terminate upon notice to such effect from the Administrative Agent to the Lenders (which notice the Administrative Agent shall give promptly, upon and only upon its receipt of a request therefor from Mondelēz International). Thereafter, the Lenders shall be under no further obligation to make any Advance hereunder to such former Designated Subsidiary until such time as it has been redesignated a Designated Subsidiary by Mondelēz International pursuant to Section 9.08(a). (ii) If (A) a Designated Subsidiary is to consolidate or merge with or into any other Person and (B) the Person surviving such consolidation or merger (the “Surviving Subsidiary”) will not be (1) organized and existing under the laws of the United States of America or any State thereof or the District of Columbia or (2) organized and existing in the same jurisdiction as the Designated Subsidiary effecting such consolidation or merger at the time such consolidation or merger is effective, then any principal of or interest on any Advances outstanding to such Designated Subsidiary shall be repaid prior to, and the status of such Subsidiary as a “Designated Subsidiary” will be deemed to be terminated as to such Surviving Subsidiary at the time of, such merger or consolidation. SECTION 9.09 Governing Law. This Agreement and the other Loan Documents and any claim or cause of action (whether in contract, tort or otherwise and whether at law or in equity) based

-64- [[6654911]] upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the substantive laws of the State of New York without regard to choice of law doctrines. SECTION 9.10 Execution in Counterparts; Electronic Execution. (a) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. (b) Delivery of an executed counterpart of a signature page to this Agreement, any other Loan Document or any document, consent, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.02), certificate, request, statement or authorization related to this Agreement and/or the transactions contemplated hereby (the “Ancillary Documents”) by email or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any Ancillary Document and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Borrowers, electronic images of any Ancillary Document (including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of any Ancillary Document based solely on the lack of paper original copies thereof, including with respect to any signature pages thereto. SECTION 9.11 Jurisdiction, Etc. (a) Submission to Jurisdiction; Service of Process. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the United States District Court of the Southern District of New York and the Supreme Court of the State of New York, in each case, sitting in New York County, and any appellate court from any thereof, in any action or proceeding (whether in contract, tort or otherwise and whether at law or in equity) arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined exclusively in such United States District Court or, in the event such United States District Court lacks subject matter jurisdiction, such Supreme Court; provided that, notwithstanding the foregoing, (i) the Administrative Agent and the Lenders shall retain the right to bring any such action or proceeding against any Designated Subsidiary that is a Foreign Subsidiary in the jurisdiction of organization or existence of such Designated Subsidiary and (ii) each of the parties hereto shall retain the right to bring any such action or proceeding in the courts of any other jurisdiction in connection with the enforcement of any judgment. Each of the Designated Subsidiaries hereby agrees that service of process in any such action or proceeding brought in any such court may be made upon the Process Agent, and each Designated Subsidiary hereby irrevocably directs the Process Agent as its authorized agent to accept such service of process, and agrees that the failure of the Process Agent to give any notice of any

-65- [[6654911]] such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon. Each of Mondelēz International and each other Borrower hereby further irrevocably consents to the service of process in any such action or proceeding in any such court by the mailing thereof by any parties hereto by registered or certified mail, postage prepaid, to Mondelēz International or such other Borrower, as applicable, at its address specified pursuant to Section 9.02. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that any party may otherwise have to serve legal process in any other manner permitted by law. (b) Appointment of Process Agent. Each of the Designated Subsidiaries hereby appoints Mondelēz International, and Mondelēz International hereby accepts such appointment, as its process agent (the “Process Agent”) from the Effective Date through the repayment in full of all Obligations and the termination of all the Commitments hereunder (i) to receive, accept and acknowledge on behalf of such Designated Subsidiary and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding arising out of or relating to this Agreement and (ii) to forward forthwith to such Designated Subsidiary at its address copies of any summons, complaint and other process which the Process Agent receives in connection with its appointment. Such service may be made by mailing or delivering a copy of such process to any Designated Subsidiary in care of Mondelēz International at Mondelēz International’s address used for purposes of giving notices under Section 9.02, and each Designated Subsidiary hereby irrevocably authorizes and directs Mondelēz International to accept such service on its behalf and Mondelēz International hereby agrees to accept such service on its behalf. (c) Waivers. (i) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (ii) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY) BASED UPON OR ARISING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY

-66- [[6654911]] NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 9.11(c) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO, OR ANY OF THE OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE ADVANCES MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. (iii) In the event any Designated Subsidiary or any of its assets has or hereafter acquires, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement, any other Loan Document or any related document, any immunity from jurisdiction, legal proceedings, attachment (whether before or after judgment), execution, judgment or setoff, such Designated Subsidiary hereby irrevocably agrees not to claim and hereby irrevocably and unconditionally waives such immunity. SECTION 9.12 Confidentiality. None of the Administrative Agent nor any Lender shall disclose any confidential information relating to Mondelēz International or any other Borrower to any other Person without the consent of Mondelēz International, other than (a) to the Administrative Agent’s or such Lender’s Affiliates and its and their respective officers, directors, employees, agents, advisors, insurers and re-insurers, rating agencies, market data collectors, other service providers, credit insurance providers, any direct, indirect, actual or prospective counterparty (and its advisor) to any swap, derivative, securitization or other transaction under which payments are to be made by reference to any Borrower’s obligations under this Agreement or payments hereunder and, as contemplated by Section 9.07(f), to actual or prospective assignees and participants, and then, in each such case, only on a confidential basis; provided, however, that such actual or prospective assignee or participant shall have been made aware of this Section 9.12 and shall have agreed to be bound by its provisions as if it were a party to this Agreement, (b) as required by any law, rule or regulation or judicial process, (c) as requested or required by any state, federal or foreign authority or examiner, or any self-regulatory authority, regulating banks or banking or other financial institutions, including in connection with the creation of security interests as contemplated by Section 9.07(g) and (d) in connection with enforcing or administering this Agreement or any other Loan Document. Notwithstanding the foregoing, nothing in this Section 9.12 shall prohibit any Person from voluntarily disclosing or providing any information to any Governmental Authority or self-regulatory authority to the extent that the prohibition on such disclosure otherwise set forth in this Section 9.12 shall be prohibited by the laws or regulations of, or applicable to, such Governmental Authority or self-regulatory authority. SECTION 9.13 No Fiduciary Relationship. Each Borrower acknowledges and agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith (a) no fiduciary, advisory or agency relationship between the Borrowers, on the one hand, and any Agent or any Lender, on the other hand, is intended to be or has been created, by implication or otherwise, in respect of any of the financing transactions contemplated by this Agreement or any other Loan Document, irrespective of whether any Agent or any Lender has advised or is advising Mondelēz International or any of its Subsidiaries on other matters (it being understood and agreed that nothing in this provision will relieve any Agent or any Lender of any advisory or fiduciary responsibilities it may have in connection with other transactions) and no such duty will be deemed to have arisen in connection with any such transactions or communications, (b) each Agent and each Lender may have economic interests that conflict with those of the Borrowers, their equityholders and/or their Affiliates, and none of the Agents, the Lenders or their Affiliates has any obligation to disclose any of such interests to any Borrower or any of their Subsidiaries or other Affiliates and (c) the transactions contemplated by this Agreement and the other Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length

-67- [[6654911]] commercial transactions between the Agents and the Lenders, on the one hand, and the Borrowers, on the other. Each Borrower acknowledges and agrees that it has consulted its own legal and financial advisors in connection with the transactions contemplated hereby to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Borrower agrees that it will not claim that any Agent or Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Borrower, in connection with such transaction or the process leading thereto. SECTION 9.14 Integration. This Agreement and the other Loan Documents represent the agreement of Mondelēz International, the other Borrowers, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, Mondelēz International, the other Borrowers or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents, other than the matters referred to in the Fee Letter and any other fee letters entered into among Mondelēz International and the Administrative Agent or the Joint Lead Arrangers, if any, and except for any confidentiality agreements entered into by Lenders in connection with this Agreement or the transactions contemplated hereby. SECTION 9.15 Severability. To the fullest extent permitted by law, any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and, to the fullest extent permitted by law, the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 9.16 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.17 Certain Notices. The Administrative Agent and each Lender hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) and/or the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender to identify such Borrower in accordance with the Patriot Act and the Beneficial Ownership Regulation. SECTION 9.18 Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in this Agreement or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any Affected Financial Institution arising under this Agreement may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability;

-68- [[6654911]] (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other documents or agreements relating to the Advances made hereunder; and (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 9.19 Non-Public Information. Each Lender acknowledges that all information, including requests for waivers and amendments, furnished by Mondelēz International or the other Borrowers or the Administrative Agent pursuant to or in connection with, or in the course of administering, this Agreement will be syndicate-level information, which may contain MNPI. Each Lender represents to the Borrowers and the Administrative Agent that (a) it has developed compliance procedures regarding the use of MNPI and that it will handle MNPI in accordance with such procedures and applicable law, including Federal, state and foreign securities laws, and (b) it has identified in its Administrative Questionnaire delivered to the Administrative Agent in connection herewith a credit contact who may receive information that may contain MNPI in accordance with its compliance procedures and applicable law, including Federal, state and foreign securities laws. SECTION 9.20 Mondelēz International as Agent of Designated Subsidiaries. Each Designated Subsidiary hereby irrevocably appoints Mondelēz International as its agent for all purposes of this Agreement and the other Loan Documents, including (a) the giving and receipt of notices (including any Notice of Borrowing) and (b) the execution and delivery of all documents, instruments and certificates contemplated herein. Each Designated Subsidiary hereby acknowledges that any amendment or other modification to this Agreement or any other Loan Document may be effected as set forth in Section 9.01, that no consent of such Designated Subsidiary shall be required to effect any such amendment or other modification and that such Designated Subsidiary shall be bound by this Agreement, the other Loan Documents or any other documented contemplated herein or therein (if it is theretofore a party thereto) as so amended or modified. [Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. MONDELĒZ INTERNATIONAL, INC. By: /s/ Vitus Alig Name: Vitus Alig Title: Senior Vice President, Global FP&A and Treasurer [16643510]] [Signature Page to Mondelez International, Inc. 5-Year Revolving Credit Agreement]

[[6643510]] JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender By: /s/ James Kyle O’Donnell Name: James Kyle O’Donnell Title: Vice President [Signature Page to Mondelēz International, Inc. 5-Year Revolving Credit Agreement]

[[6643510]] SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT Name of Lender: Bank of America, N.A. By: /s/ John Dorost Name: John Dorost Title: Director For any Lender requiring a second signature line: By: Name: Title:

SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT CITIBANK, N.A. By: /s/ Michael Vondriska Name: Michael Vondriska Title: Vice President

[[6643510]] SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT Name of Lender: HSBC Bank USA, National Association By: /s/ Stephanie Selby Name: Stephanie Selby Title: Senior Vice President For any Lender requiring a second signature line: By: Name: Title:

[[6643510]] SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender By: /s/ Cara Younger Name: Cara Younger Title: Managing Director By: /s/ Armen Semizian Name: Armen Semizian Title: Managing Director

SIGNATURE PAGE TO MONDELEZ INTERNATIONAL. INC. 5-YEAR REVOLVING CREDIT AGREEMENT Name of Lender: BARCLAYS BANK PLC By: /s/ Christopher M. Aitkin Name: Christopher M. Aitkin Title: Director

[[6643510]] SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT Name of Lender: BNP Paribas By: /s/ Christopher Sked Name: Christopher Sked Title: Managing Director By: /s/ Valentin Detry Name: Valentin Detry Title: Vice President

SIGNATURE PAGE TO MONDELEZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT Name of Lender: DEUTSCHE BANK AG NEW YORK BRANCH By: /s/ Ming K. Chu Name: Ming K. Chu Title: Director For any Lender requiring a second signature line: By: /s/ Ramine Ziai Name: Ramine Ziai Title: Managing Director [[664351O]J

[[6643510]] SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT GOLDMAN SACHS BANK USA By: /s/ Ananda DeRoche Name: Ananda DeRoche Title: Authorized Signatory

[[6643510]] SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT Name of Lender: MIZUHO BANK LTD. By: /s/ Tracy Rahn Name: Tracy Rahn Title: Managing Director For any Lender requiring a second signature line: By: Name: Title:

[[6643510]] Name of Lender: MORGAN STANLEY BANK, N.A. SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT By: /s/ Michael King Name: Michael King Title: Authorized Signatory

([6643SJOJ] SIGNATURE PAGE TO MONDELEZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT SOCIÉTÉ GÉNÉRALE By: /s/ Shelley Yu Name: Shelley Yu Title: Director For any Lender requiring a second signature line: By: ________________ Name: Title:

SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT Name of Lender: Sumitomo Mitsui Banking Corporation By: /s/ Cindy Hwee Name: Cindy Hwee Title: Director For any Lender requiring a second signature line: By: Name: Title: [[6643510]]

[[6643510]] Name of Lender: SIGNATURE PAGE TO MONDELEZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT The Toronto-Dominion Bank, New York Branch By: /s/ Victoria Roberts Name: Victoria Roberts Title: Authorized Signatory

[[6643510)) Name of Lender: SIGNATURE PAGE TO MONDELEZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT Wells Fargo Bank, National Association By: /s/ Ryan Tegeler Name: Ryan Tegeler Title: Vice President For any Lender requiring a second signature line: By: Name: Title:

[[6643510]] SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED By: /s/ Cynthia Dioquino Name: Cynthia Dioquino Title: Director

[[6643510]] SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT By: /s/ Arturo Prieto Name: Arturo Prieto Title: Managing Director Name of Lender: BANCO SANTANDER, S.A., NEW YORK BRANCH By: /s/ Andres Barbosa Name:Andres Barbosa Title: Managing Director

[[6643510]] SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT Ca Name of Lender: Canadian Imperial Bank of Commerce, New York Branch By: /s/ Andrew Millane Name: Andrew Millane Title: Executive Director and Authorized Signatory

Title: Director SIGNATURE PAGE TO MONDELEZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT Name of Lender: Commerzbank AG, New York Branch ; By: /s/ John Farrell Name: John Farrell By: /s/ Jeff Sullivan Name: Jeff Sullivan Title: Vice President [[6643510]]

SIGNATURE PAGE TO MONDELEZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT Name of Lender: COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH By: /s/ Piet Hein Knook Name: Piet Hein Knook Title: Executive Director For any Lender requiring a second signature line: By: /s/ Yacouba Kane Name: Yacouba Kane Title: Executive Director [[6643510]]

Name of Lender: SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK By: /s/ Jill Wong Name: Jill Wong Title: Director By: /s/ Gordon Yip Name: Gordon Yip Title: Director

SIGNATURE PAGE TO MONDELEZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT Name of Lender: For any Lender requiring a second signature line: By: /s/ Sean Hassett Name: Sean Hassett Title: Director (16643510]1 ING Bank N.V., Dublin Branch By: /s/ Robert O’Donoghue Name: Robert O’Donoghue Title: Managing Director

Name: Jennifer Feldman Facciola SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT For any Lender requiring a second signature line: By: /s/ Jennifer Feldman Facciola Title: Business Director [[6643510]] Name of Lender: Intesa Sanpaolo S.p.A., New York Branch By: /s/ Jordan Schweon Name: Jordan Schweon Title: Managing Director

SIGNATURE PAGE TO MONDELEZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT Name of Lender: National Westminster Bank plc By: /s/ Jonathan Eady Name: Jonathan Eady Title: Director For any Lender requiring a second signature line: By: Name: Title: [[6643510]]

[[6643510]] SIGNATURE PAGE TO MONDELEZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT Name of Lender: Royal Bank of Canada By: /s/ Michael Santana-Mondo Name: Michael Santana-Mondo Title: Authorized Signatory

[[6643510]] PUBLIC SIGNATURE PAGE TO 5-YEAR REVOLVING CREDIT AGREEMENT Name of Lender: STANDARD CHARTERED BANK By: /s/ Kristopher Tracy Name: Kristopher Tracy Title: Director, Financing Solutions

[[6643510]] Name of Lender: Truist Bank SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT By: /s/ Steve Curran Name: Steve Curran Title: Director

[[664351OJ] Name of Lender: U.S. Bank National Association By: /s/ Adam J. Kultgen Name: Adam J. Kultgen Title: Senior Vice President SIGNATURE PAGE TO MONDELEZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT

SIGNATURE PAGE TO MONDELEZ INTERNATIONAL, INC. 5-YEAR REVOLYING CREDIT AGREEMENT Name of Lender: Banco Bradesco S.A., New York Branch By: /s/ Fernanda Demori Name: Fernanda Demori Title: Senior Manager For any Lender requiring a second signature line: By: /s/ Gabriela Vieira [[6643510)) Name: Gabriela Vieira Title: Senior Manager

[[6643510]] SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT DBS Bank Ltd. By: /s/ Kate Khoo Name: Kate Khoo Title: Vice President

[[6643510]] Name of Lender: The Northern Trust Company SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT By: /s/ Lisa DeCristofaro Name: Lisa DeCristofaro Title: SVP

[[6643510]] Name of Lender: The Standard Bank of South Africa, Isle of Man Branch SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT By: /s/ Darren Weymouth Name: Darren Weymouth Title: Executive

[[6645824]] SIGNATURE PAGE TO MONDELĒZ INTERNATIONAL, INC. 5-YEAR REVOLVING CREDIT AGREEMENT Name of Lender: WESTPAC BANKING CORPORATION By: /s/ Richard Yarnold Name: Richard Yarnold Title: Tier Two Attorney